[SUNTRUST LOGO]

                                                                    NEWS RELEASE
Contact:
Investors        Media
Greg Ketron      Barry Koling
(404) 827-6714   (404) 230-5268

For Immediate Release
---------------------
October 18, 2005

                  SUNTRUST REPORTS THIRD QUARTER 2005 EARNINGS
       LOAN AND FEE INCOME GROWTH DRIVE ANOTHER QUARTER OF STRONG RESULTS

ATLANTA-- SunTrust Banks, Inc. (NYSE: STI) today reported net income for the third quarter of 2005 of $510.8 million, as compared to $368.8 million generated during the third quarter of 2004. Net income per diluted share was $1.40, up 8%
from the third quarter of 2004. Operating net income per diluted share was
$1.42, up 9% from the third quarter of 2004. Operating net income does not include $7.5 million of after-tax merger charges incurred in the third quarter of 2005 associated with SunTrust's acquisition of National Commerce Financial
Corporation (NCF), which closed on October 1, 2004.

     "We're pleased to report another quarter of strong results and, in particular, positive operating leverage led by especially robust revenue growth.
SunTrust's concentrated, corporate-wide sales focus continues to pay off in strong across-the-board loan growth and record mortgage production as we continue to tap the opportunities that lie within our high-growth markets," said
L. Phillip Humann, SunTrust Chairman and Chief Executive Officer. Mr. Humann
also noted that SunTrust continues to demonstrate consistently effective expense discipline as indicated by the 3% core expense growth for the first nine months of 2005 as compared to the same period of 2004 on an estimated historical combined basis. Finally, Mr. Humann said that credit quality trends continue to run better than historical experience although SunTrust reported a modest and entirely predictable uptick in net charge-offs in the third quarter.

DISCUSSION OF HISTORICAL RESULTS AND ESTIMATED HISTORICAL COMBINED RESULTS
--------------------------------------------------------------------------

     In order to assist investors with comparing the financial results of the now-combined SunTrust and NCF, estimated historical combined information for the third quarter and first nine months of 2004 is presented as if the merger had been completed at the beginning of the periods presented. In management's view, the estimated historical combined financial results assist investors in better understanding the comparative performance and underlying growth dynamics of the combined Company. For further information regarding the estimated historical combined financial information, including reconciliations of certain financial information, please see Appendix B.

     Furthermore, NCF's systems applications were converted to SunTrust's systems applications on April 22, 2005. In some cases, NCF classified loans and deposits differently for financial reporting compared to the SunTrust methodology. While prior to the conversion NCF loan and deposit accounts were mapped as closely as possible to SunTrust classifications, it was anticipated that additional reclassifications could occur once the systems conversions were completed. As a result, to better ascertain underlying growth dynamics of the combined Company, sequential annualized growth rates adjusted for estimated reclassifications have been provided. In management's view, sequential annualized growth rates adjusted for estimated reclassifications assist investors in better understanding the comparative performance and underlying growth dynamics of loans and deposits for the combined Company. For further information regarding the consolidated daily average balances for loans and deposits for the second quarter of 2005, adjusted for estimated reclassifications that arose as a result of the systems conversions, please see
Appendix C.

THIRD QUARTER 2005 SUMMARY:

                                                                                                    ESTIMATED
                                                                                                    HISTORICAL      ESTIMATED
                                                                                                     COMBINED       HISTORICAL
                                                     3RD QUARTER     3RD QUARTER      REPORTED      3RD QUARTER      COMBINED
                                                        2005             2004         % CHANGE         2004         % CHANGE
                                                    --------------------------------------------------------------------------

INCOME STATEMENT
(Dollars in millions except per share data)
Net income                                                $510.8         $368.8           39%          $436.4            17%
Operating net income (1)                                   518.3          368.8           41%           436.4            19%
Net income per diluted share                                1.40           1.30            8%              NR
Operating net income per diluted share (2)                  1.42           1.30            9%              NR
Revenue                                                  2,008.1        1,521.4           32%         1,832.6            10%
Noninterest expense                                      1,177.1          929.8           27%         1,117.4             5%
Noninterest expense before affordable housing
  impairment charges, amortization of
  intangible assets and merger expense                   1,109.6          905.3           23%         1,080.2             3%
Efficiency ratio                                          58.62%         61.12%                            NR

Operating efficiency ratio (3)                            58.01%         61.12%                            NR
BALANCE SHEET
(Dollars in billions)
Average loans                                             $110.8          $83.8           32%           $98.1            13%
Average customer deposits                                   94.1           74.1           27%            87.9             7%
ASSET QUALITY
(Dollars in millions)
Net charge-offs to average loans                           0.27%          0.24%                            NR
Net charge-offs                                            $76.7          $51.0           50%              NR

o    Total average loans increased 13% and total average consumer and commercial deposits increased 7% from the third quarter of 2004 on an estimated historical combined basis, reflecting the effectiveness of SunTrust's company-wide sales focus.

o    Net income increased 17% from the third quarter of 2004 on an estimated historical combined basis, and operating net income, which excludes merger expenses, increased 19%.

o    Total revenue increased 10% from the third quarter of 2004 on an estimated historical combined basis, driven by fully taxable net interest income growth of 8% and noninterest income growth of 12%.

o    Noninterest expense before affordable housing impairment charges, amortization of intangible assets and merger expense increased only 3% from the third quarter of 2004 on an estimated historical combined basis, continuing evidence of the focus on expense management.

o    Revenue growth combined with expense management led to positive operating leverage as evidenced by the efficiency ratio improvement from the third quarter of 2004, especially in the operating efficiency ratio. The efficiency ratio for the third quarter of 2005 was 58.62%, a 250 basis point decrease from the third quarter of 2004. The operating efficiency ratio, which excludes merger expenses, was 58.01%, a 311 basis point decrease from the operating efficiency ratio in the third quarter of 2004.

o    Net charge-offs were 0.27% of average loans, up slightly from 0.24% of average loans in the third quarter of 2004. The charge-off related to Delta
     Airlines represents six basis points of the ratio this quarter.

----------------
(1)  Excludes 3rd quarter 2005 merger related expenses, net of taxes, which totaled $7.5 million.

(2)  Excludes 3rd quarter 2005 merger related expenses, net of taxes, per diluted share of $0.02.

(3)  Excludes 3rd quarter 2005 pretax merger related expenses of $12.1 million which had the effect of reducing the efficiency ratio by 61 basis points.

NR - Not reported.

FINANCIAL PERFORMANCE
---------------------

     For the quarter, reported return on average total assets (ROA) was 1.19%
and return on average total equity (ROE) was 12.05%. Excluding net realized and unrealized securities gains and losses and dividends from The Coca-Cola Company, return on average assets was 1.18% and return on average realized equity was
12.81%. Operating ROA and ROE, which excludes merger charges, was 1.21% and
12.22%, respectively.

     For the first nine months of 2005, the Company reported net income of
$1,468.8 million, up from $1,117.2 million earned in the same period in 2004.
Net income per diluted share was $4.04, up from $3.94 earned in the same period in 2004. Operating net income per diluted share was $4.20 for the first nine months of 2005, up 7% from the same period in 2004. ROA for the first nine months of 2005 was 1.19% and ROE was 11.97%. Excluding net realized and unrealized securities gains and losses and dividends from The Coca-Cola Company, return on average assets was 1.18% and return on average realized equity was
12.68%.

REVENUE
-------

     Total revenue was $2,008.1 million for the third quarter of 2005, up from
$1,521.4 million in the third quarter of 2004. Total revenue was up 10% from the third quarter of 2004 on an estimated historical combined basis. Revenue growth was driven by increases in both net interest income and noninterest income.

     For the first nine months of 2005, total revenue was $5,804.5 million, up from $4,488.1 million for the same period in 2004. For the first nine months of
2005, total revenue was up 7% from the same period in 2004 on an estimated historical combined basis. Revenue growth for the first nine months of 2005 was also driven by increases in both net interest income and noninterest income.

NET INTEREST INCOME

     Fully taxable net interest income was $1,175.7 million in the third quarter of 2005, up from $893.7 million in the third quarter of 2004. Fully taxable net interest income was up 8% from the third quarter of 2004 on an estimated historical combined basis. The primary factor driving the net interest income growth year-over-year has been strong loan growth. Loans have grown 13% on average from the third quarter of 2004 on an estimated historical combined basis. The net interest margin of 3.12% for the third quarter of 2005 was down four basis points from the second quarter of 2005 primarily due to an increase in loans held for sale at a compressed margin. Loans held for sale increased by
$1.8 billion on average, or 26%, in the third quarter from the second quarter of
2005. Although net interest margin declined in the third quarter of 2005, fully taxable net interest income increased $33.3 million, or 12%, in the third quarter compared to the second quarter of 2005 on a sequential annualized basis.

     For the first nine months of 2005, fully taxable net interest income was
$3,447.4 million, up from $2,642.7 million for the same period in 2004. For the first nine months of 2005, fully taxable net interest income was up 7% from the same period in 2004 on an estimated historical combined basis.

NONINTEREST INCOME

     Total noninterest income was $832.4 million for the third quarter of 2005, up from $627.7 million for the third quarter of 2004. Total noninterest income for the third quarter was up 12% from the third quarter of 2004 on an estimated historical combined basis. Comparing the third quarter to the second quarter of
2005, total noninterest income excluding securities gains and losses and the net gain on sale of Receivables Capital Management (RCM) factoring assets increased
31% on a sequential annualized basis. Drivers of the increase in noninterest income have been growth in mortgage related income, service charge fee income and broker/dealer revenue.

     For the first nine months of 2005, noninterest income excluding securities gains and losses and the net gain on the sale of RCM factoring assets was
$2,341.5 million, up from $1,867.8 million for the same period in 2004. For the first nine months of 2005, noninterest income excluding securities gains and losses and the net gain on the sale of RCM factoring assets was up 6% from the same period in 2004 on an estimated historical combined basis.

NONINTEREST EXPENSE
-------------------

     Total noninterest expense in the third quarter of 2005 was $1,177.1 million, up from $929.8 million for the third quarter of 2004. Total noninterest expense before affordable housing impairment charges, amortization of intangible assets and merger expenses was up 3% from the third quarter of 2004 on an estimated historical combined basis. Comparing the third quarter to the second quarter of 2005, total noninterest expense before affordable housing impairment charges, amortization of intangible assets and merger expenses increased 8% on a sequential annualized basis. Affordable housing related impairment charges totaled $25.7 million in the third quarter of 2005 and relate, in part, to market value adjustments related to certain properties which SunTrust intends to sell. Cost savings from the merger integration amounted to $36 million in the third quarter of 2005, bringing the total cost savings to $62 million for the first nine months of 2005.

     Positive operating leverage drove improvement in the Company's efficiency ratio measures. The reported efficiency ratio was 58.62% for the third quarter of 2005 compared to 61.30% for the second quarter of 2005. The operating efficiency ratio, which excludes the impact of merger expenses, was 58.01%. This compares favorably to the second quarter operating efficiency ratio of 58.46%.

     For the first nine months of 2005, total noninterest expense was $3,483.8 million, up from $2,748.0 million for the same period of 2004. Total noninterest expense before affordable housing impairment charges, amortization of intangible assets and merger expenses was up 3% from the same period of 2004 on an estimated historical combined basis.

BALANCE SHEET
-------------

     At September 30, 2005, SunTrust had total assets of $172.4 billion. Equity capital of $16.7 billion represented 10% of total assets. Book value per share was $46.28, up from $45.96 on June 30, 2005.

LOANS

     Average loans for the third quarter of 2005 were $110.8 billion, up from
$83.8 billion for the third quarter of 2004. Average loans were up 13% from the third quarter of 2004 on an estimated historical combined basis. On a sequential annualized basis, average loans grew 14% from the second quarter to the third quarter of 2005. Areas of strongest growth in the consumer category were residential real estate, home equity and consumer direct. In the commercial category, loan growth was strong across all segments except for real estate.

DEPOSITS

     Average consumer and commercial deposits for the third quarter of 2005 were
$94.1 billion, up from $74.1 billion for the third quarter of 2004. Average consumer and commercial deposits for the third quarter were up 7% from the third quarter of 2004 on an estimated historical combined basis. On a sequential annualized basis, average consumer and commercial deposits grew 4% from the second quarter to the third quarter of 2005. On a sequential annualized basis adjusted for estimated reclassifications, money market and time deposit growth was particularly strong in the third quarter.

ASSET QUALITY
-------------

     Net charge-offs in the third quarter of 2005 were 0.27% of average loans, up from 0.13% of average loans in the second quarter of 2005 and 0.24% of average loans in the third quarter of 2004. Net charge-offs were $76.7 million in the third quarter of 2005 compared to $35.4 million in the second quarter of
2005. Included in net charge-offs in the third quarter of 2005 was a $17.4 million charge-off related to Delta Airlines, which represented six basis points of the net charge-off to average loans ratio. SunTrust had fully reserved its credit exposure to Delta Airlines in prior periods; consequently no additional provision expense was recognized at the time of charge-off. Nonperforming assets decreased from $380.3 million or 0.35% of loans, other real estate owned and other repossessed assets at June 30, 2005 to $362.7 million or 0.32% of loans, other real estate owned and other repossessed assets at September 30, 2005.

     The allowance for loan and lease losses decreased to $1,029.9 million at
September 30, 2005 from $1,036.2 million at June 30, 2005. The allowance declined by $6.3 million due in part to the effect of the Delta Airlines charge-off. Excluding the effect of the Delta Airlines charge-off, the allowance for loan and lease losses would have increased by $11.1 million as a result of the Company's continued strong loan growth. Provision expense increased from
$47.8 million in the second quarter of 2005 to $70.4 million in the third quarter of 2005. The allowance for loan and lease losses at September 30, 2005 represented 0.92% of loans and 312.4% of nonperforming loans. SunTrust believes its net charge-off and nonperforming asset levels continue to compare very favorably with the most recently published industry averages.

CORRESPONDING FINANCIAL TABLES AND INFORMATION
----------------------------------------------

     To view the corresponding financial tables and information, please refer to the Investor Relations section located under "About SunTrust" on our Web site at
www.suntrust.com. This information may also be directly accessed via the quick link entitled "3rd Quarter Earnings Release" on the SunTrust homepage.

CONFERENCE CALL
---------------

     SunTrust management will host a conference call on October 18, 2005 at 8:00
a.m. (Eastern Time) to discuss the earnings results and business trends.
Individuals are encouraged to call in beginning at 7:45 a.m. (Eastern Time) by dialing 1-888-972-7805 (Passcode: 3Q05; Leader: Greg Ketron). Individuals
calling from outside the United States should dial 1-517-308-9091 (Passcode:
3Q05; Leader: Greg Ketron). A replay of the call will be available beginning
October 18, 2005 and ending November 1, 2005 at 5:00 p.m. (Eastern Time) by dialing 1-866-416-1187 (domestic) or 1-203-369-0718 (international).

     Alternatively, individuals may listen to the live webcast of the presentation by visiting the SunTrust Web site at www.suntrust.com. The webcast will be hosted under "Investor Relations" located under "About SunTrust" or may be accessed directly from the SunTrust home page by clicking on the earnings-related link, "3rd Quarter Earnings Release". Beginning the afternoon of October 18, 2005, listeners may access an archived version of the presentation in the "Webcasts and Presentations" subsection found under
"Investor Relations". A link to the Investor Relations page is also found in the footer of the SunTrust home page.

     SunTrust Banks, Inc., headquartered in Atlanta, is one of the nation's largest banking organizations, serving a broad range of consumer, commercial, corporate and institutional clients. The Company operates an extensive branch and ATM network throughout the high-growth Southeast and Mid-Atlantic states and a full array of technology-based, 24-hour delivery channels. The Company also serves customers in selected markets nationally. Its primary businesses include deposit, credit, trust and investment services. Through various subsidiaries the company provides credit cards, mortgage banking, insurance, brokerage and capital markets services. SunTrust's Internet address is www.suntrust.com.

                                       ###

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, SunTrust's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of SunTrust's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause
SunTrust's results to differ materially from those described in the forward-looking statements can be found in the 2004 Annual Report on Form 10-K of SunTrust, in the Quarterly Reports on Form 10-Q and 10-Q/A of SunTrust and
the Quarterly Reports on Form 10-Q of NCF and in the Current Reports filed on
Form 8-K of SunTrust and NCF filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov). The forward-looking statements in this press release speak only as of the date of the filing, and SunTrust does not assume any obligation to update the forward-looking statements or to update the reasons why actual results could differ from those contained in the forward-looking statements.

This press release contains certain non-GAAP measures to describe our Company's performance. The reconciliation of those measures to the most directly comparable GAAP measures can be found in the financial information contained in the appendices of this press release.

                                       ###

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

                                                       THREE MONTHS ENDED                        NINE MONTHS ENDED
                                                          SEPTEMBER 30                             SEPTEMBER 30
                                                   ---------------------------       %       -------------------------        %
                                                      2005            2004         CHANGE       2005           2004         CHANGE
                                                   ---------------------------------------------------------------------------------

EARNINGS & DIVIDENDS
Net income                                            $510.8          $368.8        38.5%     $1,468.8       $1,117.2        31.5%
Total revenue                                        2,008.1         1,521.4        32.0       5,804.5        4,488.1        29.3
Total revenue excluding securities gains and
   losses and net gain on sale of RCM assets (1)     2,006.7         1,539.6        30.3       5,788.9        4,510.4        28.3

Earnings per share
     Diluted                                            1.40            1.30         7.7          4.04           3.94         2.5
     Basic                                              1.42            1.31         8.4          4.09           3.99         2.5

Dividends paid per common share                         0.55            0.50        10.0          1.65           1.50        10.0
Average shares outstanding (000s)
     Diluted                                         363,854         283,502        28.3       363,547        283,381        28.3
     Basic                                           359,702         280,185        28.4       359,020        279,851        28.3

CONDENSED BALANCE SHEETS

Selected Average Balances
-------------------------
Total assets                                        $169,934        $127,128        33.7%     $165,501       $126,094        31.3%
Earning assets                                       149,282         114,334        30.6       145,095        113,015        28.4
Loans                                                110,818          83,753        32.3       107,028         81,540        31.3
Consumer and commercial deposits                      94,076          74,122        26.9        92,714         72,555        27.8
Brokered and foreign deposits                         17,969           9,341        92.4        15,718          9,830        59.9
Shareholders' equity                                  16,823           9,993        68.3        16,409         10,009        63.9

As of
Total assets                                         172,416         127,786        34.9
Earning assets                                       151,469         114,748        32.0
Loans                                                112,411          84,618        32.8
Allowance for loan and lease losses                    1,030             893        15.3
Consumer and commercial deposits                      94,465          74,956        26.0
Brokered and foreign deposits                         19,265           8,141       136.6
Shareholders' equity                                  16,718          10,129        65.1

FINANCIAL RATIOS

Return on average total assets                          1.19%           1.15%        3.5%         1.19%          1.18%        0.8%
Return on average assets less net unrealized
   securities gains (1)                                 1.18            1.18           -          1.18           1.19        (0.8)
Return on average total equity                         12.05           14.68       (17.9)        11.97          14.91       (19.7)
Return on average realized equity (1)                  12.81           16.96       (24.5)        12.68          17.44       (27.3)
Total average shareholders' equity
   to total average assets                              9.90            7.86        26.0          9.91           7.94        24.8
Net interest margin (2)                                 3.12            3.11         0.3          3.18           3.12         1.9
Efficiency ratio (2)                                   58.62           61.12        (4.1)        60.02          61.23        (2.0)
Book value per share                                   46.28           35.79        29.3

CAPITAL ADEQUACY

Tier 1 capital ratio                                    6.90%(3)        8.26%      (16.5)%
Total capital ratio                                    10.50(3)        11.57        (9.2)
Tier 1 leverage ratio                                   6.59(3)         7.71       (14.5)

--------------------------------------------------------------------------------
(1)  See Appendix A for a reconcilement of non-GAAP performance measures.

(2)  The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

(3)  Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

                                     Page 1

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER FINANCIAL HIGHLIGHTS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

                                                                                THREE MONTHS ENDED
                                               -------------------------------------------------------------------------------------
                                                SEPTEMBER 30        JUNE 30           MARCH 31         DECEMBER 31     SEPTEMBER 30
                                                    2005              2005              2005              2004             2004
                                               ---------------  ----------------  ----------------  ----------------  --------------

EARNINGS & DIVIDENDS

Net income                                         $510.8            $465.7            $492.3             $455.7            $368.8
Total revenue                                     2,008.1           1,913.3           1,883.0            1,859.9           1,521.4
Total revenue excluding securities gains and
  losses and net gain on sale of RCM assets (1)   2,006.7           1,913.4           1,868.8            1,879.3           1,539.6

Earnings per share
  Diluted                                            1.40              1.28              1.36               1.26              1.30
  Basic                                              1.42              1.30              1.37               1.27              1.31

Dividends paid per common share                      0.55              0.55              0.55               0.50              0.50
Average shares outstanding (000s)
  Diluted                                         363,854           363,642           363,138            362,661           283,502
  Basic                                           359,702           359,090           358,253            357,524           280,185

CONDENSED BALANCE SHEETS

Selected Average Balances
-------------------------
Total assets                                     $169,934          $165,254          $161,218           $156,570          $127,128
Earning assets                                    149,282           145,058           140,853            136,450           114,334
Loans                                             110,818           106,967           103,216            100,137            83,753
Consumer and commercial deposits                   94,076            93,065            90,968             90,601            74,122
Brokered and foreign deposits                      17,969            15,709            13,424             10,671             9,341
Shareholders' equity                               16,823            16,276            16,119             15,819             9,993

As of
Total assets                                      172,416           168,953           164,811            158,870           127,786
Earning assets                                    151,469           147,996           143,678            138,727           114,748
Loans                                             112,411           109,594           104,761            101,426            84,618
Allowance for loan and lease losses                 1,030             1,036             1,024              1,050               893
Consumer and commercial deposits                   94,465            93,814            93,035             92,110            74,956
Brokered and foreign deposits                      19,265            15,763            14,499             11,252             8,141
Shareholders' equity                               16,718            16,646            16,104             15,987            10,129

FINANCIAL RATIOS

Return on average total assets                       1.19%             1.13%             1.24%              1.16%             1.15%
Return on average assets less net unrealized
  securities gains (1)                               1.18              1.11              1.23               1.18              1.18
Return on average total equity                      12.05             11.48             12.39              11.46             14.68
Return on average realized equity (1)               12.81             12.02             13.23              12.54             16.96
Total average shareholders' equity to total
  average assets                                     9.90              9.85             10.00              10.10              7.86
Net interest margin (2)                              3.12              3.16              3.25               3.21              3.11
Efficiency ratio (2)                                58.62             61.30             60.22              61.78             61.12
Book value per share                                46.28             45.96             44.59              44.30             35.79

CAPITAL ADEQUACY

Tier 1 capital ratio                                 6.90%(3)          7.04%             7.07%              7.16%             8.26%
Total capital ratio                                 10.50(3)          10.25             10.44              10.36             11.57
Tier 1 leverage ratio                                6.59(3)           6.65              6.61               6.64              7.71

--------------------------------------------------------------------------------
(1)  See Appendix A for a reconcilement of non-GAAP performance measures.

(2)  The net interest margin and efficiency ratios are presented on a fully taxable-equivalent (FTE) basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.

(3)  Current period tier 1 capital, total capital and tier 1 leverage ratios are estimated as of the press release date.

                                     Page 2

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                              AS OF SEPTEMBER 30              INCREASE/(DECREASE)
                                                      --------------------------------   -----------------------------
                                                            2005             2004            AMOUNT            %
                                                      ----------------  --------------   --------------   ------------

ASSETS
Cash and due from banks                                    $4,228,590      $3,642,401         $586,189        16.1%
Interest-bearing deposits in other banks                       22,694          19,144            3,550        18.5
Trading assets                                              2,470,160       1,885,894          584,266        31.0
Securities available for sale(1)                           26,867,580      24,508,764        2,358,816         9.6
Funds sold and securities purchased under
  agreements to resell                                      1,208,087       1,162,032           46,055         4.0
Loans held for sale                                        10,378,411       4,602,916        5,775,495       125.5
Loans                                                     112,410,810      84,617,875       27,792,935        32.8
Allowance for loan and lease losses                        (1,029,855)       (892,974)        (136,881)       15.3
                                                      ----------------  --------------   --------------
  Net loans                                               111,380,955      83,724,901       27,656,054        33.0

Goodwill                                                    6,841,631       1,165,036        5,676,595       487.2
Other intangible assets                                     1,112,873         723,401          389,472        53.8
Other assets                                                7,905,115       6,351,496        1,553,619        24.5
                                                      ----------------  --------------   --------------
  TOTAL ASSETS (2)                                       $172,416,096    $127,785,985      $44,630,111        34.9
                                                      ================  ==============   ==============

LIABILITIES
Noninterest-bearing consumer and commercial deposits      $24,548,595     $21,009,255       $3,539,340        16.8%
Interest-bearing consumer and commercial deposits          69,916,316      53,946,300       15,970,016        29.6
                                                      ----------------  --------------   --------------
  Total consumer and commercial deposits                   94,464,911      74,955,555       19,509,356        26.0
Brokered deposits                                          12,837,377       3,380,458        9,456,919       279.8
Foreign deposits                                            6,427,770       4,760,048        1,667,722        35.0
                                                      ----------------  --------------   --------------
  Total deposits                                          113,730,058      83,096,061       30,633,997        36.9
Funds purchased and securities sold under
  agreements to repurchase                                  9,689,204       8,735,483          953,721        10.9
Other short-term borrowings                                 3,173,951       1,328,445        1,845,506       138.9
Long-term debt                                             22,364,776      18,756,590        3,608,186        19.2
Trading liabilities                                         1,064,603         816,486          248,117        30.4
Other liabilities                                           5,675,754       4,924,403          751,351        15.3
                                                      ----------------  --------------   --------------
  TOTAL LIABILITIES                                       155,698,346     117,657,468       38,040,878        32.3
                                                      ----------------  --------------   --------------

SHAREHOLDERS' EQUITY
Preferred stock, no par value                                       -               -                -           -
Common stock, $1.00 par value                                 370,578         294,163           76,415        26.0
Additional paid in capital                                  6,758,901       1,303,024        5,455,877       418.7
Retained earnings                                           8,991,168       7,843,069        1,148,099        14.6
Treasury stock and other                                     (541,176)       (609,245)          68,069       (11.2)
Accumulated other comprehensive income                      1,138,279       1,297,506         (159,227)      (12.3)
                                                      ----------------  --------------   --------------

  TOTAL SHAREHOLDERS' EQUITY                               16,717,750      10,128,517        6,589,233        65.1
                                                      ----------------  --------------   --------------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             $172,416,096    $127,785,985      $44,630,111        34.9
                                                      ================  ==============   ==============

  Common shares outstanding                               361,248,048     283,001,181       78,246,867        27.6
  Common shares authorized                                750,000,000     750,000,000                -           -
  Treasury shares of common stock                           9,330,350      11,161,576       (1,831,226)      (16.4)

-----------------------------------------------------------------------------------------------------------------------
(1) Includes net unrealized gains of                       $1,888,990      $2,048,776        ($159,786)       (7.8)%
(2) Includes earning assets of                            151,468,752     114,747,849       36,720,903        32.0

                                     Page 3

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER CONSOLIDATED BALANCE SHEETS
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                                               AS OF
                                                    --------------------------------------------------------------------------------
                                                     SEPTEMBER 30       JUNE 30         MARCH 31      DECEMBER 31      SEPTEMBER 30
                                                         2005             2005            2005           2004              2004
                                                    ---------------  --------------  --------------  --------------  ---------------

ASSETS
Cash and due from banks                                 $4,228,590      $4,476,229      $4,178,424      $3,876,741       $3,642,401
Interest-bearing deposits in other banks                    22,694          24,255          17,456          15,929           19,144
Trading assets                                           2,470,160       2,489,467       2,516,512       2,183,645        1,885,894
Securities available for sale (1)                       26,867,580      28,767,390      29,374,017      28,941,080       24,508,764
Funds sold and securities purchased under
  agreements to resell                                   1,208,087       1,496,544       1,764,554       1,596,269        1,162,032
Loans held for sale                                     10,378,411       7,656,249       6,955,538       6,580,223        4,602,916
Loans                                                  112,410,810     109,594,200     104,760,859     101,426,172       84,617,875
Allowance for loan and lease losses                     (1,029,855)     (1,036,173)     (1,023,746)     (1,050,024)        (892,974)
                                                    ---------------  --------------  --------------  --------------  ---------------
  Net loans                                            111,380,955     108,558,027     103,737,113     100,376,148       83,724,901

Goodwill                                                 6,841,631       6,873,111       6,861,721       6,806,013        1,165,036
Other intangible assets                                  1,112,873       1,094,803       1,073,154       1,061,451          723,401
Other assets                                             7,905,115       7,516,500       8,332,465       7,432,285        6,351,496
                                                    ---------------  --------------  --------------  --------------  ---------------
  TOTAL ASSETS (2)                                    $172,416,096    $168,952,575    $164,810,954    $158,869,784     $127,785,985
                                                    ===============  ==============  ==============  ==============  ===============

LIABILITIES
Noninterest-bearing consumer and commercial deposits   $24,548,595     $24,514,476     $24,448,291     $24,878,314      $21,009,255
Interest-bearing consumer and commercial deposits       69,916,316      69,299,154      68,587,192      67,231,381       53,946,300
                                                    ---------------  --------------  --------------  --------------  ---------------
  Total consumer and commercial deposits                94,464,911      93,813,630      93,035,483      92,109,695       74,955,555
Brokered deposits                                       12,837,377      11,419,706       8,183,776       6,100,911        3,380,458
Foreign deposits                                         6,427,770       4,343,762       6,315,625       5,150,645        4,760,048
                                                    ---------------  --------------  --------------  --------------  ---------------
  Total deposits                                       113,730,058     109,577,098     107,534,884     103,361,251       83,096,061
Funds purchased and securities sold under
  agreements to repurchase                               9,689,204      11,911,559      10,113,705       9,342,831        8,735,483
Other short-term borrowings                              3,173,951       2,728,111       2,167,383       2,062,549        1,328,445
Long-term debt                                          22,364,776      21,565,176      22,498,447      22,127,166       18,756,590
Trading liabilities                                      1,064,603       1,003,495       1,051,095       1,098,563          816,486
Other liabilities                                        5,675,754       5,520,940       5,341,181       4,890,525        4,924,403
                                                    ---------------  --------------  --------------  --------------  ---------------
  TOTAL LIABILITIES                                    155,698,346     152,306,379     148,706,695     142,882,885      117,657,468
                                                    ---------------  --------------  --------------  --------------  ---------------

SHAREHOLDERS' EQUITY
Preferred stock, no par value                                    -               -               -               -                -
Common stock, $1.00 par value                              370,578         370,578         370,578         370,578          294,163
Additional paid in capital                               6,758,901       6,763,940       6,754,301       6,749,219        1,303,024
Retained earnings                                        8,991,168       8,679,452       8,412,574       8,118,710        7,843,069
Treasury stock and other                                  (541,176)       (465,736)       (523,790)       (528,558)        (609,245)
Accumulated other comprehensive income                   1,138,279       1,297,962       1,090,596       1,276,950        1,297,506
                                                    ---------------  --------------  --------------  --------------  ---------------

  TOTAL SHAREHOLDERS' EQUITY                            16,717,750      16,646,196      16,104,259      15,986,899       10,128,517
                                                    ---------------  --------------  --------------  --------------  ---------------

  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $172,416,096    $168,952,575    $164,810,954    $158,869,784     $127,785,985
                                                    ===============  ==============  ==============  ==============  ===============

  Common shares outstanding                            361,248,048     362,159,995     361,176,868     360,840,710      283,001,181
  Common shares authorized                             750,000,000     750,000,000     750,000,000     750,000,000      750,000,000
  Treasury shares of common stock                        9,330,350       8,418,403       9,401,530       9,737,688       11,161,576

------------------------------------------------------------------------------------------------------------------------------------
(1) Includes net unrealized gains of                    $1,888,990      $2,032,317      $1,710,792      $2,010,165       $2,048,776
(2) Includes earning assets of                         151,468,752     147,995,788     143,678,144     138,733,153      114,747,849

                                     Page 4

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

                                                     THREE MONTHS ENDED                              NINE MONTHS ENDED
                                        ---------------------------------------------  ---------------------------------------------
                                              SEPTEMBER 30        INCREASE/(DECREASE)        SEPTEMBER 30        INCREASE/(DECREASE)
                                        ------------------------  -------------------  ------------------------  -------------------
                                           2005          2004       Amount      %          2005         2004        Amount      %
                                        -----------  -----------  ---------  --------  -----------  -----------  ----------  -------

Interest income                         $1,996,674   $1,252,177   $744,497    59.5%    $5,555,969   $3,614,115   $1,941,854   53.7%
Interest expense                           840,013      375,303    464,710   123.8      2,164,039    1,013,164    1,150,875  113.6
                                        -----------  -----------  ---------            -----------  -----------  ----------
NET INTEREST INCOME                      1,156,661      876,874    279,787    31.9      3,391,930    2,600,951      790,979   30.4
Provision for loan losses                   70,393       41,774     28,619    68.5        128,760       98,438       30,322   30.8
                                        -----------  -----------  ---------            -----------  -----------  ----------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES              1,086,268      835,100    251,168    30.1      3,263,170    2,502,513      760,657   30.4
                                        -----------  -----------  ---------            -----------  -----------  ----------

NONINTEREST INCOME
Service charges on deposit accounts        198,348      171,140     27,208    15.9        575,727      503,062       72,665   14.4
Trust and investment management income     168,802      149,673     19,129    12.8        500,820      426,257       74,563   17.5
Retail investment services                  52,257       44,049      8,208    18.6        160,024      139,626       20,398   14.6
Other charges and fees                     117,341       92,472     24,869    26.9        340,974      279,985       60,989   21.8
Investment banking income                   53,090       45,916      7,174    15.6        156,803      145,059       11,744    8.1
Trading account profits and commissions     41,837       23,343     18,494    79.2        117,702       83,767       33,935   40.5
Card fees                                   52,924       34,716     18,208    52.4        153,091      104,131       48,960   47.0
Gain on sale of RCM assets,
  net of related expenses                    3,508            -      3,508   100.0         23,382            -       23,382  100.0
Other noninterest income                   146,360       84,576     61,784    73.1        336,353      185,870      150,483   81.0
Securities losses, net                      (2,069)     (18,193)    16,124   (88.6)        (7,755)     (22,314)      14,559  (65.2)
                                        -----------  -----------  ---------            -----------  -----------  ----------
  Total noninterest income                 832,398      627,692    204,706    32.6      2,357,121    1,845,443      511,678   27.7
                                        -----------  -----------  ---------            -----------  -----------  ----------

NONINTEREST EXPENSE
Personnel expense                          632,333      527,734    104,599    19.8      1,890,410    1,555,452      334,958   21.5
Net occupancy expense                       79,519       66,542     12,977    19.5        228,853      190,030       38,823   20.4
Outside processing and software             92,952       68,657     24,295    35.4        265,082      204,902       60,180   29.4
Equipment expense                           50,083       43,275      6,808    15.7        154,544      134,100       20,444   15.2
Marketing and customer development          38,651       32,028      6,623    20.7        106,578       93,902       12,676   13.5
Amortization of intangible assets           29,737       15,593     14,144    90.7         90,772       45,823       44,949   98.1
Merger expense                              12,104            -     12,104   100.0         92,104            -       92,104  100.0
Other noninterest expense                  241,692      176,020     65,672    37.3        655,459      523,837      131,622   25.1
                                        -----------  -----------  ---------            -----------  -----------  ----------
  Total noninterest expense              1,177,071      929,849    247,222    26.6      3,483,802    2,748,046      735,756   26.8
                                        -----------  -----------  ---------            -----------  -----------  ----------

INCOME BEFORE INCOME TAXES                 741,595      532,943    208,652    39.2      2,136,489    1,599,910      536,579   33.5
Provision for income taxes                 230,821      164,177     66,644    40.6        667,721      482,738      184,983   38.3
                                        -----------  -----------  ---------            -----------  -----------  ----------
NET INCOME                                $510,774     $368,766   $142,008    38.5     $1,468,768   $1,117,172     $351,596   31.5
                                        ===========  ===========  =========            ===========  ===========  ==========

Net interest income
  (taxable-equivalent)(1)               $1,175,742     $893,695   $282,047    31.6     $3,447,397   $2,642,665     $804,732   30.5

Earnings per share
  Diluted                                     1.40         1.30       0.10     7.7           4.04         3.94         0.10    2.5
  Basic                                       1.42         1.31       0.11     8.4           4.09         3.99         0.10    2.5

Cash dividends paid per common share          0.55         0.50       0.05    10.0           1.65         1.50         0.15   10.0
Average shares outstanding (000s)
  Diluted                                  363,854      283,502     80,352    28.3        363,547      283,381       80,166   28.3
  Basic                                    359,702      280,185     79,517    28.4        359,020      279,851       79,169   28.3

--------------------------------------------------------------------------------
(1)  Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

                                     Page 5

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
--------------------------------------------------------------------------------

                                                                          THREE MONTHS ENDED
                                        ---------------------------------------------------------------------------------------
                                          SEPTEMBER 30        JUNE 30          MARCH 31        DECEMBER 31       SEPTEMBER 30
                                              2005              2005             2005             2004               2004
                                        ----------------  ---------------- ----------------  ----------------  ----------------

Interest income                              $1,996,674     $1,843,273         $1,716,022         $1,604,267        $1,252,177
Interest expense                                840,013        719,564            604,462            520,063           375,303
                                        ----------------  ---------------- ----------------  ----------------  ----------------
NET INTEREST INCOME                           1,156,661      1,123,709          1,111,560          1,084,204           876,874
Provision for loan losses                        70,393         47,811             10,556             37,099            41,774
                                        ----------------  ---------------- ----------------  ----------------  ----------------
NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSSES                   1,086,268      1,075,898          1,101,004          1,047,105           835,100
                                        ----------------  ---------------- ----------------  ----------------  ----------------

NONINTEREST INCOME
Service charges on deposit accounts             198,348        193,276            184,103            196,960           171,140
Trust and investment management income          168,802        167,503            164,515            160,526           149,673
Retail investment services                       52,257         52,624             55,143             53,185            44,049
Other charges and fees                          117,341        112,258            111,375            110,509            92,472
Investment banking income                        53,090         53,706             50,007             61,671            45,916
Trading account profits and commissions          41,837         31,819             44,046             44,032            23,343
Card fees                                        52,924         52,011             48,156             49,308            34,716
Gain on sale of RCM assets,
  net of related expenses                         3,508              -             19,874                  -                 -
Other noninterest income                        146,360        107,739             82,254            102,189            84,576
Securities losses, net                           (2,069)           (27)            (5,659)           (19,377)          (18,193)
                                        ----------------  ---------------- ----------------  ----------------  ----------------
  Total noninterest income                      832,398        770,909            753,814            759,003           627,692
                                        ----------------  ---------------- ----------------  ----------------  ----------------

NONINTEREST EXPENSE
Personnel expense                               632,333        623,284            634,793            612,861           527,734
Net occupancy expense                            79,519         73,483             75,851             78,218            66,542
Outside processing and software                  92,952         89,282             82,848             81,368            68,657
Equipment expense                                50,083         51,579             52,882             50,765            43,275
Marketing and customer development               38,651         36,298             31,629             34,389            32,028
Amortization of intangible assets                29,737         29,818             31,217             31,759            15,593
Merger expense                                   12,104         54,262             25,738             28,401                 -
Other noninterest expense                       241,692        214,819            198,948            231,231           176,020
                                        ----------------  ---------------- ----------------  ----------------  ----------------
  Total noninterest expense                   1,177,071      1,172,825          1,133,906          1,148,992           929,849
                                        ----------------  ---------------- ----------------  ----------------  ----------------

INCOME BEFORE INCOME TAXES                      741,595        673,982            720,912            657,116           532,943
Provision for income taxes                      230,821        208,282            228,618            201,387           164,177
                                        ----------------  ---------------- ----------------  ----------------  ----------------
NET INCOME                                     $510,774       $465,700           $492,294           $455,729          $368,766
                                        ================  ================ ================  ================  ================

Net interest income
  (taxable-equivalent)(1)                    $1,175,742     $1,142,429         $1,129,226         $1,100,888          $893,695

Earnings per share
  Diluted                                          1.40           1.28               1.36               1.26              1.30
  Basic                                            1.42           1.30               1.37               1.27              1.31

Cash dividends paid per common share               0.55           0.55               0.55               0.50              0.50
Average shares outstanding (000s)
  Diluted                                       363,854        363,642            363,138            362,661           283,502
  Basic                                         359,702        359,090            358,253            357,524           280,185

--------------------------------------------------------------------------------
(1)  Net interest income includes the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

                                     Page 6

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(DOLLARS IN MILLIONS; YIELDS ON TAXABLE-EQUIVALENT BASIS)
--------------------------------------------------------------------------------

                                                                                THREE MONTHS ENDED
                                                ------------------------------------------------------------------------------------
                                                           SEPTEMBER 30, 2005                           JUNE 30, 2005
                                                ----------------------------------------   -----------------------------------------
                                                                Interest                                    Interest
                                                  Average       Income/        Yields/       Average         Income/      Yields/
                                                  Balances      Expense         Rates        Balances        Expense       Rates
                                                ------------  ------------  ------------   ------------   ------------  ------------

ASSETS
Loans:
  Real estate 1-4 family                          $28,250.5      $388.4          5.50%       $26,224.1        $347.8        5.31%
  Real estate construction                          9,515.7       152.6          6.36          9,196.9         137.6        6.00
  Real estate equity                               12,648.6       195.7          6.14         12,134.7         173.7        5.74
  Real estate commercial                           12,872.0       193.0          5.95         12,214.5         171.9        5.64
  Commercial                                       32,601.7       428.7          5.22         32,393.4         398.6        4.94
  Business credit card                                223.5         3.8          6.89            213.1           3.5        6.52
  Consumer - direct                                 5,173.0        76.7          5.88          5,404.7          79.3        5.88
  Consumer - indirect                               9,179.8       124.9          5.40          8,861.1         117.7        5.33
  Nonaccrual and restructured                         353.6         3.8          4.25            324.2           3.1        3.78
                                                ------------  ------------  ------------   ------------   ------------  ------------
    Total loans                                   110,818.4     1,567.6          5.61        106,966.7       1,433.2        5.37
Securities available for sale:
  Taxable                                          25,252.1       281.6          4.46         26,526.7         293.3        4.42
  Tax-exempt                                          872.2        12.9          5.91            857.8          12.7        5.93
                                                ------------  ------------  ------------   ------------   ------------  ------------
    Total securities available for sale            26,124.3       294.5          4.51         27,384.5         306.0        4.47
Funds sold and securities purchased under
     agreement to resell                            1,391.8        11.9          3.35          1,560.7          11.2        2.84
Loans held for sale                                 8,571.5       123.0          5.74          6,783.0          95.7        5.65
Interest-bearing deposits                              18.5         0.2          3.72             31.9           0.3        3.85
Trading assets                                      2,357.3        18.6          3.12          2,330.9          15.6        2.68
                                                ------------  ------------  ------------   ------------   ------------  ------------
    Total earning assets                          149,281.8     2,015.8          5.36        145,057.7       1,862.0        5.15
Allowance for loan losses                          (1,036.5)                                  (1,030.7)
Cash and due from banks                             4,226.8                                    4,368.5
Premises and equipment                              1,842.6                                    1,848.1
Other assets                                       13,517.1                                   13,218.4
Unrealized gains on securities
 available for sale                                 2,102.2                                    1,791.6
                                                ------------                               ------------
    TOTAL ASSETS                                 $169,934.0                                 $165,253.6
                                                ============                               ============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                    $16,853.1       $44.3          1.04%       $17,519.6         $38.6        0.88%
  Money market accounts                            26,299.7       125.5          1.89         25,472.9         102.7        1.62
  Savings                                           5,865.1        13.6          0.92          6,462.4          14.2        0.88
  Consumer time                                    12,419.3        91.7          2.93         12,122.0          81.2        2.69
  Other time                                        8,117.1        67.5          3.30          7,177.9          54.2        3.03
                                                ------------  ------------  ------------   ------------   ------------  ------------
    Total interest-bearing consumer
     and commercial deposits                       69,554.3       342.6          1.95         68,754.8         290.9        1.70
  Brokered deposits                                10,940.4        94.6          3.38          9,580.3          75.9        3.14
  Foreign deposits                                  7,028.8        61.5          3.42          6,128.9          43.8        2.82
                                                ------------  ------------  ------------   ------------   ------------  ------------
    Total interest-bearing deposits                87,523.5       498.7          2.26         84,464.0         410.6        1.95
Funds purchased and securities sold under
     agreements to repurchase                      10,139.2        82.0          3.16          9,848.0          68.0        2.73
Other short-term borrowings                         2,625.9        24.9          3.76          2,634.1          22.5        3.42
Long-term debt                                     21,929.4       234.5          4.24         21,547.2         218.5        4.07
                                                ------------  ------------  ------------   ------------   ------------  ------------
    Total interest-bearing liabilities            122,218.0       840.1          2.73        118,493.3         719.6        2.44
Noninterest-bearing deposits                       24,521.5                                   24,309.7
Other liabilities                                   6,371.6                                    6,175.0
Shareholders' equity                               16,822.9                                   16,275.6
                                                ------------                               ------------
    TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $169,934.0                                 $165,253.6
                                                ============                               ============
                                                                            ------------                                ------------
INTEREST RATE SPREAD                                                             2.63%                                      2.71%
                                                                            ------------                                ------------
                                                              ------------                                ------------
NET INTEREST INCOME - FTE                                      $1,175.7                                    $1,142.4
                                                              ------------                                ------------
                                                                            ------------                                ------------
NET INTEREST MARGIN                                                              3.12%                                      3.16%
                                                                            ------------                                ------------

                                     Page 7

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(DOLLARS IN MILLIONS; YIELDS ON TAXABLE-EQUIVALENT BASIS)
--------------------------------------------------------------------------------

                                                                           THREE MONTHS ENDED
                                    ------------------------------------------------------------------------------------------------
                                               MARCH 31, 2005                  DECEMBER 31, 2004               SEPTEMBER 30, 2004
                                    -------------------------------- ------------------------------- -------------------------------

                                                  Interest                         Interest                      Interest
                                       Average     Income/   Yields/   Average      Income/  Yields/   Average    Income/    Yields/
                                      Balances     Expense    Rates    Balances     Expense   Rates    Balances   Expense    Rates
                                    ------------ ---------- -------- ------------ ---------- ------- ----------- ---------- --------

ASSETS
Loans:
  Real estate 1-4 family              $23,435.7     $300.5     5.13%   $22,461.0     $285.8   5.09%   $20,722.7     $262.9     5.07%
  Real estate construction              9,621.2      134.8     5.68      9,054.6      121.0   5.32      4,727.8       55.5     4.67
  Real estate equity                   11,573.7      152.8     5.35     11,016.4      133.3   4.81      8,238.6       85.1     4.11
  Real estate commercial                9,537.0      124.8     5.31      9,547.2      120.7   5.03      9,441.9      112.3     4.73
  Commercial                           33,423.9      394.9     4.79     32,223.1      360.5   4.45     27,630.5      276.3     3.98
  Business credit card                    197.7        3.4     6.81        192.6        3.2   6.69        158.0        2.7     6.80
  Consumer - direct                     6,767.2       96.6     5.79      6,706.9       93.6   5.55      3,666.8       44.1     4.78
  Consumer - indirect                   8,384.4      112.1     5.42      8,661.6      120.1   5.52      8,882.9      124.5     5.58
  Nonaccrual and restructured             275.0        2.8     4.19        274.1        3.4   4.90        284.0        3.8     5.38
                                    ------------ ---------- -------- ------------ ---------- ------  ----------- ---------- --------
    Total loans                       103,215.8    1,322.7     5.20    100,137.5    1,241.6   4.93     83,753.2      967.2     4.59
Securities available for sale:
  Taxable                              26,477.7      288.3     4.36     26,389.5      275.1   4.17     22,068.4      215.4     3.90
  Tax-exempt                              836.1       12.7     6.10        848.6       13.0   6.11        800.9       12.6     6.27
                                    ------------ ---------- -------- ------------ ---------- ------  ----------- ---------- --------
    Total securities available
      for sale                         27,313.8      301.0     4.41     27,238.1      288.1   4.23     22,869.3      228.0     3.99
Funds sold and securities purchased
  under agreement to resell             1,604.3        9.7     2.41      1,301.2        6.0   1.82      1,403.3        5.1     1.42
Loans held for sale                     6,393.2       86.1     5.39      5,607.0       74.7   5.33      4,650.8       62.6     5.39
Interest-bearing deposits                  17.5        0.1     1.60         20.9        0.1   1.35         18.5          -     0.88
Trading assets                          2,308.2       14.1     2.48      2,145.7       10.5   1.94      1,639.0        6.1     1.47
                                    ------------ ---------- -------- ------------ ---------- ------  ----------- ---------- --------
    Total earning assets              140,852.8    1,733.7     4.99    136,450.4    1,621.0   4.73    114,334.1    1,269.0     4.42
Allowance for loan losses              (1,065.5)                        (1,094.5)                        (955.4)
Cash and due from banks                 4,309.5                          4,136.4                        3,687.5
Premises and equipment                  1,862.9                          1,839.9                        1,620.4
Other assets                           13,225.7                         13,181.2                        6,386.4
Unrealized gains on securities
 available for sale                     2,032.8                          2,056.7                        2,055.0
                                    ------------                     ------------                    -----------
    Total assets                     $161,218.2                       $156,570.1                     $127,128.0
                                    ============                     ============                    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                        $17,479.8      $33.8     0.78%   $16,940.7      $28.3   0.66%   $12,999.5      $17.6     0.54%
  Money market accounts                24,767.4       82.1     1.34     24,507.0       66.3   1.08     22,434.4       47.3     0.84
  Savings                               7,506.9       15.5     0.84      8,139.3       16.8   0.82      7,424.7       15.8     0.85
  Consumer time                        12,324.0       75.1     2.47     12,083.9       73.6   2.42      6,967.3       36.3     2.07
  Other time                            5,166.6       34.9     2.74      4,748.8       30.2   2.53      3,805.7       23.1     2.41
                                    ------------ ---------- -------- ------------ ---------- ------  ----------- ---------- --------
    Total interest-bearing consumer
     and commercial deposits           67,244.7      241.4     1.46     66,419.7      215.2   1.29     53,631.6      140.1     1.04
  Brokered deposits                     6,462.1       41.1     2.54      5,966.1       32.3   2.11      3,546.1       16.0     1.77
  Foreign deposits                      6,962.3       40.0     2.30      4,704.5       23.0   1.91      5,795.2       21.5     1.45
                                    ------------ ---------- -------- ------------ ---------- ------  ----------- ---------- --------
    Total interest-bearing deposits    80,669.1      322.5     1.62     77,090.3      270.5   1.40     62,972.9      177.6     1.12
Funds purchased and securities sold
  under agreements to repurchase       10,134.0       56.2     2.22      9,407.1       40.3   1.68      9,448.8       28.6     1.18
Other short-term borrowings             2,591.3       17.0     2.65      2,219.7       11.5   2.06        880.6        4.1     1.84
Long-term debt                         22,197.7      208.8     3.82     21,961.6      197.8   3.58     18,099.9      165.0     3.63
                                    ------------ ---------- -------- ------------ ---------- ------  ----------- ---------- --------
    Total interest-bearing
      liabilities                     115,592.1      604.5     2.12    110,678.7      520.1   1.87     91,402.2      375.3     1.63
Noninterest-bearing deposits           23,723.1                         24,181.7                       20,490.2
Other liabilities                       5,783.6                          5,890.7                        5,242.7
Shareholders' equity                   16,119.4                         15,819.0                        9,992.9
                                    ------------                     ------------                    -----------
    Total liabilities and
      shareholders' equity           $161,218.2                       $156,570.1                     $127,128.0
                                    ============                     ============                    ===========
                                                            --------                         ------                         --------
Interest Rate Spread                                           2.87%                          2.86%                            2.79%
                                                            --------                         ------                         --------
                                                 ----------                       ----------                     ----------
Net Interest Income - FTE                         $1,129.2                         $1,100.9                        $893.7
                                                 ----------                       ----------                     ----------
                                                            --------                         ------                         --------
Net Interest Margin                                            3.25%                          3.21%                            3.11%
                                                            --------                         ------                         --------

                                     Page 8

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES,
AVERAGE YIELDS EARNED AND RATES PAID
(DOLLARS IN MILLIONS; YIELDS ON TAXABLE-EQUIVALENT BASIS)
--------------------------------------------------------------------------------

                                                                         NINE MONTHS ENDED
                                          ------------------------------------------------------------------------------------
                                                      SEPTEMBER 30, 2005                          SEPTEMBER 30, 2004
                                          ------------------------------------------    --------------------------------------
                                                               Interest                                  Interest
                                               Average          Income/      Yields/      Average         Income/      Yields/
                                              Balances         Expense       Rates       Balances        Expense       Rates
                                          ----------------   ------------   --------    -------------   -----------   --------

ASSETS
Loans:
  Real estate 1-4 family                        $25,987.8       $1,036.7       5.32%       $19,122.8        $729.2       5.08%
  Real estate construction                        9,444.2          425.0       6.02          4,611.4         154.3       4.47
  Real estate equity                             12,122.9          522.2       5.76          7,658.6         237.1       4.14
  Real estate commercial                         11,553.4          489.7       5.67          9,387.9         325.3       4.63
  Commercial                                     32,803.4        1,222.2       4.98         27,867.6         774.0       3.71
  Business credit card                              211.5           10.7       6.74            149.7           7.5       6.69
  Consumer - direct                               5,775.8          252.5       5.85          3,592.5         127.9       4.75
  Consumer - indirect                             8,811.3          354.7       5.38          8,849.7         381.5       5.76
  Nonaccrual and restructured                       317.9            9.7       4.08            299.4          15.6       6.96
                                          ----------------   ------------   --------    -------------   -----------   --------
    Total loans                                 107,028.2        4,323.4       5.40         81,539.6       2,752.4       4.51
Securities available for sale:
  Taxable                                        26,081.0          863.2       4.41         22,436.0         642.0       3.82
  Tax-exempt                                        855.5           38.4       5.98            539.4          24.8       6.12
                                          ----------------   ------------   --------    -------------   -----------   --------
    Total securities available for sale          26,936.5          901.6       4.46         22,975.4         666.8       3.87
Funds sold and securities purchased under
     agreement to resell                          1,518.1           32.8       2.85          1,402.2          12.6       1.17
Loans held for sale                               7,257.2          304.9       5.60          5,366.7         206.6       5.13
Interest-bearing deposits                            22.6            0.5       3.24             17.2           0.1       0.83
Trading assets                                    2,332.3           48.2       2.77          1,713.5          17.4       1.35
                                          ----------------   ------------   --------    -------------   -----------   --------
    Total earning assets                        145,094.9        5,611.4       5.17        113,014.6       3,655.9       4.32
Allowance for loan losses                        (1,044.2)                                    (954.3)
Cash and due from banks                           4,301.3                                    3,597.4
Premises and equipment                            1,851.1                                    1,616.6
Other assets                                     13,321.6                                    6,341.0
Unrealized gains on securities
 available for sale                               1,975.8                                    2,478.2
                                          ----------------                              -------------
    TOTAL ASSETS                               $165,500.5                                 $126,093.5
                                          ================                              =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing deposits:
  NOW accounts                                  $17,281.9         $116.7       0.90%       $12,715.4         $42.8       0.45%
  Money market accounts                          25,518.9         310.3        1.63         22,313.3         132.5       0.79
  Savings                                         6,605.5          43.3        0.88          6,918.5          38.7       0.75
  Consumer time                                  12,288.8         248.0        2.70          7,074.3         108.3       2.05
  Other time                                      6,831.3         156.6        3.06          3,539.2          62.7       2.37
                                          ----------------   ------------   --------    -------------   -----------   --------
    Total interest-bearing consumer
     and commercial deposits                     68,526.4         874.9        1.71         52,560.7         385.0       0.98
  Brokered deposits                               9,010.7          211.6       3.10          3,705.2          55.6       1.97
  Foreign deposits                                6,706.9         145.3        2.86          6,125.0          55.1       1.18
                                          ----------------   ------------   --------    -------------   -----------   --------
    Total interest-bearing deposits              84,244.0       1,231.8        1.95         62,390.9        495.7        1.06
Funds purchased and securities sold under
  agreements to repurchase                       10,040.4         206.2        2.71          9,927.5         68.3        0.90
Other short-term borrowings                       2,617.2          64.2        3.28          1,538.8         18.7        1.62
Long-term debt                                   21,890.5         661.8        4.04         16,770.5        430.5        3.43
                                          ----------------   ------------   --------    -------------   -----------   --------
    Total interest-bearing liabilities          118,792.1      2,164.0         2.44         90,627.7      1,013.2        1.49
Noninterest-bearing deposits                     24,187.7                                   19,994.7
Other liabilities                                 6,112.2                                    5,462.0
Shareholders' equity                             16,408.5                                   10,009.1
                                          ----------------                              -------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY     $165,500.5                                 $126,093.5
                                          ================                              =============
                                                                            --------                                  --------
INTEREST RATE SPREAD                                                           2.73%                                     2.83%
                                                                            --------                                  --------
                                                             ------------                               -----------
NET INTEREST INCOME - FTE                                       $3,447.4                                  $2,642.7
                                                             ------------                               -----------
                                                                            --------                                  --------
NET INTEREST MARGIN                                                            3.18%                                     3.12%
                                                                            --------                                  --------

                                     Page 9

SUNTRUST BANKS, INC. AND SUBSIDIARIES
FIVE QUARTER OTHER FINANCIAL DATA
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                         THREE MONTHS ENDED
                                    -----------------------------------------------------------------------------------------------
                                      SEPTEMBER 30       JUNE 30          %          MARCH 31        DECEMBER 31      SEPTEMBER 30
                                          2005             2005         CHANGE         2005             2004              2004
                                    ---------------  --------------- -----------  ---------------  ---------------  ---------------

CREDIT DATA

Allowance for loan and lease losses
  - beginning                           $1,036,173     $1,023,746         1.2%      $1,050,024           $892,974      $902,243
Allowance from acquisitions and
  other activity - net                           -              -           -                -            173,844             -
Provision for loan losses                   70,393         47,811        47.2           10,556             37,099        41,774
Charge-offs
  Commercial                               (52,450)       (19,779)      165.2          (16,610)           (24,335)      (36,709)
  Real estate:
    Construction                              (748)        (1,191)      (37.2)            (797)            (1,002)       (2,310)
    Residential mortgages                  (16,098)        (8,856)       81.8           (8,473)            (7,912)       (5,652)
    Other                                     (328)          (393)      (16.5)            (825)            (1,218)       (1,032)
  Consumer loans                           (34,990)       (35,582)       (1.7)         (38,388)           (51,352)      (32,524)
                                    ---------------  ---------------              ---------------  ---------------  ---------------
    Total charge-offs                     (104,614)       (65,801)       59.0          (65,093)           (85,819)      (78,227)
                                    ---------------  ---------------              ---------------  ---------------  ---------------

Recoveries
  Commercial                                 7,732          9,278       (16.7)           9,737             14,295        11,511
  Real estate:
    Construction                               205            312       (34.3)             191                 61            29
    Residential mortgages                    4,167          3,860         8.0            1,974              2,826         2,738
    Other                                    1,415            556       154.5              338                679           350
  Consumer loans                            14,384         16,411       (12.4)          16,019             14,065        12,556
                                    ---------------  ---------------              ---------------  ---------------  ---------------
    Total recoveries                        27,903         30,417        (8.3)          28,259             31,926        27,184
                                    ---------------  ---------------              ---------------  ---------------  ---------------
Net charge-offs                            (76,711)       (35,384)      116.8          (36,834)           (53,893)      (51,043)
                                    ---------------  ---------------              ---------------  ---------------  ---------------
Allowance for loan and lease losses
  - ending                              $1,029,855     $1,036,173        (0.6)      $1,023,746         $1,050,024      $892,974
                                    ===============  ===============              ===============  ===============  ===============

Net charge-offs to average loans              0.27%          0.13%      107.7%            0.14%              0.21%         0.24%

Period Ended
Nonaccrual loans
  Commercial                               $98,291       $116,609       (15.7)%       $116,386           $130,961      $114,793
  Real estate:
    Construction                            33,182         50,311       (34.0)          36,793             32,842        24,341
    Residential mortgages                  101,826        102,201        (0.4)         112,166            104,452        69,812
    Other                                   50,546         36,456        38.6           45,192             36,684        32,699
  Consumer loans                            23,943         22,441         6.7           26,520             49,302        21,482
                                    ---------------  ---------------              ---------------  ---------------  ---------------
    Total nonaccrual loans                 307,788        328,018        (6.2)         337,057            354,241       263,127
Restructured loans                          21,876         21,236         3.0           20,071             19,049        19,725
                                    ---------------  ---------------              ---------------  ---------------  ---------------
Total nonperforming loans                  329,664        349,254        (5.6)         357,128            373,290       282,852
  Other real estate owned (OREO)            26,013         25,263         3.0           27,555             28,619        10,934
  Other repossessed assets                   7,060          5,786        22.0            7,662              8,749        10,431
                                    ---------------  ---------------              ---------------  ---------------  ---------------
Total nonperforming assets                $362,737       $380,303        (4.6)        $392,345           $410,658      $304,217
                                    ===============  ===============              ===============  ===============  ===============

Total nonperforming loans to
  total loans                                 0.29%         0.32%       (9.4)%           0.34%              0.37%         0.33%
Total nonperforming assets to
  total loans plus OREO and other
  repossessed assets                          0.32           0.35        (8.6)            0.37               0.40          0.36
Allowance to period-end loans                 0.92           0.95        (3.2)            0.98               1.04          1.06
Allowance to nonperforming loans             312.4          296.7         5.3            286.7              281.3         315.7

-----------------------------------------------------------------------------------------------------------------------------------

                                     Page 10

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE
(DOLLARS IN THOUSANDS)
--------------------------------------------------------------------------------

                                                                        THREE MONTHS ENDED
                                         ------------------------------------------------------------------------------

                                          SEPTEMBER 30       JUNE 30        MARCH 31      DECEMBER 31    SEPTEMBER 30
                                              2005            2005            2005            2004           2004
                                         --------------  --------------  --------------  -------------- ---------------

NON-GAAP MEASURES PRESENTED IN
  THE PRESS RELEASE

Net income                                    $510,774       $465,700         $492,294       $455,729       $368,766
Securities losses, net                           1,283             17            3,509         12,595         11,825
                                         --------------  --------------  --------------  -------------- ---------------
Net income excluding securities
  gains and losses                             512,057        465,717          495,803        468,324        380,591
The Coca-Cola Company dividend,
  net of tax                                   (12,028)       (12,027)         (12,028)       (10,739)       (10,740)
                                         --------------  --------------  --------------  -------------- ---------------
Net income excluding securities
  gains and losses and The Coca-Cola
  Company dividend                            $500,029       $453,690         $483,775       $457,585       $369,851
                                         ==============  ==============  ==============  ============== ===============

Total average assets                      $169,933,960   $165,253,589     $161,218,222   $156,570,092   $127,127,968
Average net unrealized securities
  gains                                     (2,102,257)    (1,791,566)      (2,032,787)    (2,056,737)    (2,054,978)
                                         --------------  --------------  --------------  -------------- ---------------
Average assets less net unrealized
  securities gains                        $167,831,703   $163,462,023     $159,185,435   $154,513,355   $125,072,990
                                         ==============  ==============  ==============  ============== ===============

Total average equity                       $16,822,919    $16,275,567      $16,119,430    $15,818,968     $9,992,905
Average accumulated other
  comprehensive income                      (1,331,103)    (1,139,477)      (1,285,278)    (1,304,553)    (1,318,332)
                                         --------------  --------------  --------------  -------------- ---------------
Total average realized equity              $15,491,816    $15,136,090      $14,834,152    $14,514,415     $8,674,573
                                         ==============  ==============  ==============  ============== ===============

Return on average total assets                    1.19%          1.13%            1.24%          1.16%          1.15%
Impact of excluding net realized and
  unrealized securities gains/losses
  and The Coca-Cola Company dividend             (0.01)         (0.02)           (0.01)          0.02           0.03
                                         --------------  --------------  --------------  -------------- ---------------
Return on average total assets less
  net unrealized securities gains (1)             1.18%          1.11%            1.23%          1.18%          1.18%
                                         ==============  ==============  ==============  ============== ===============

Return on average total shareholders'
  equity                                         12.05%         11.48%           12.39%         11.46%         14.68%
Impact of excluding net realized and
  unrealized securities gains/losses
  and The Coca-Cola Company dividend               0.76          0.54             0.84           1.08           2.28
                                         --------------  --------------  --------------  -------------- ---------------
Return on average realized shareholders'
  equity (2)                                     12.81%         12.02%           13.23%         12.54%         16.96%
                                         ==============  ==============  ==============  ============== ===============

Noninterest income                            $832,398       $770,909         $753,814       $759,003       $627,692
Securities losses, net                           2,069             27            5,659         19,377         18,193
Gain on sale of RCM assets,
  net of related expenses                       (3,508)             -          (19,874)             -              -
                                         --------------  --------------  --------------  -------------- ---------------
Total noninterest income excluding
  securities gains and losses and net
  gain on sale of RCM assets (3)              $830,959       $770,936         $739,599       $778,380       $645,885
                                         ==============  ==============  ==============  ============== ===============

Net interest income                         $1,156,661     $1,123,709       $1,111,560     $1,084,204       $876,874
FTE adjustment                                  19,081         18,720           17,666         16,684         16,821
                                         --------------  --------------  --------------  -------------- ---------------
Net interest income - FTE                    1,175,742      1,142,429        1,129,226      1,100,888        893,695
Noninterest income                             832,398        770,909          753,814        759,003        627,692
                                         --------------  --------------  --------------  -------------- ---------------
Total revenue                                2,008,140      1,913,338        1,883,040      1,859,891      1,521,387
Securities losses, net                           2,069             27            5,659         19,377         18,193
Gain on sale of RCM assets,
  net of related expenses                       (3,508)             -          (19,874)             -              -
                                         --------------  --------------  --------------  -------------- ---------------
Total revenue excluding securities
  gains and losses and net gain on
  sale of RCM assets (3)                    $2,006,701     $1,913,365       $1,868,825     $1,879,268     $1,539,580
                                         ==============  ==============  ==============  ============== ===============

                                                NINE MONTHS ENDED
                                           --------------------------
                                                  SEPTEMBER 30
                                           --------------------------
                                               2005          2004
                                           ------------  ------------

NON-GAAP MEASURES PRESENTED IN
  THE PRESS RELEASE

Net income                                  $1,468,768     $1,117,172
Securities losses, net                           4,808         14,504
                                           ------------  ------------
Net income excluding securities
  gains and losses                           1,473,576      1,131,676
The Coca-Cola Company dividend,
  net of tax                                   (36,083)       (32,218)
                                           ------------  ------------
Net income excluding securities
  gains and losses and The Coca-Cola
  Company dividend                          $1,437,493     $1,099,459
                                           ============  ============

Total average assets                      $165,500,517   $126,093,513
Average net unrealized securities
  gains                                     (1,975,791)    (2,478,183)
                                           ------------  ------------
Average assets less net unrealized
  securities gains                        $163,524,726   $123,615,330
                                           ============  ============

Total average equity                       $16,408,550    $10,009,069
Average accumulated other
  comprehensive income                      (1,252,121)    (1,588,635)
                                           ------------  ------------
Total average realized equity              $15,156,429     $8,420,434
                                           ============  ============

Return on average total assets                    1.19%         1.18%
Impact of excluding net realized and
  unrealized securities gains/losses
  and The Coca-Cola Company dividend             (0.01)          0.01
                                           ------------  ------------
Return on average total assets less
  net unrealized securities gains (1)             1.18%         1.19%
                                           ============  ============

Return on average total shareholders'
  equity                                         11.97%        14.91%
Impact of excluding net realized and
  unrealized securities gains/losses
  and The Coca-Cola Company dividend              0.71           2.53
                                           ------------  ------------
Return on average realized shareholders'
  equity (2)                                     12.68%        17.44%
                                           ============  ============

Noninterest income                          $2,357,121     $1,845,443
Securities losses, net                           7,755         22,314
Gain on sale of RCM assets,
  net of related expenses                      (23,382)             -
                                           ------------  ------------
Total noninterest income excluding
  securities gains and losses and net
  gain on sale of RCM assets (3)            $2,341,494     $1,867,757
                                           ============  ============

Net interest income                         $3,391,930     $2,600,951
FTE adjustment                                  55,467         41,714
                                           ------------  ------------
Net interest income - FTE                    3,447,397      2,642,665
Noninterest income                           2,357,121      1,845,443
                                           ------------  ------------
Total revenue                                5,804,518      4,488,108
Securities losses, net                           7,755         22,314
Gain on sale of RCM assets,
  net of related expenses                      (23,382)             -
                                           ------------  ------------
Total revenue excluding securities
  gains and losses and net gain on
  sale of RCM assets (3)                    $5,788,891     $4,510,422
                                           ============  ============

                                      ----------------------------------------------------------------------------------------
                                                                        THREE MONTHS ENDED
                                      ----------------------------------------------------------------------------------------
                                      SEPTEMBER 30      JUNE 30%(4)       SEPTEMBER (30)    SEPTEMBER (30)       %
                                          2005           2005         CHANGE          (2005)            (2004)        CHANGE
                                      ------------    -----------    --------     ---------------  ---------------   ---------
AVERAGE LOW COST CONSUMER AND COMMERCIAL DEPOSIT RECONCILEMENT
--------------------------------------------------------------

Noninterest bearing deposits           $24,521,452    $24,309,721       0.9           $24,521,452      $20,490,191      19.7
NOW accounts                            16,853,139     17,519,608      (3.8)           16,853,139       12,999,444      29.6
Savings                                  5,865,099      6,462,425      (9.2)            5,865,099        7,424,698     (21.0)
                                      ------------    -----------                 ---------------  ---------------
Total average low cost consumer
and commercial deposits                $47,239,690    $48,291,754      (2.2)          $47,239,690      $40,914,333      15.5
                                      ============    ===========                 ===============  ===============

--------------------------------------------------------------------------------
(1)  SunTrust presents a return on average assets less net unrealized gains on securities. The foregoing numbers reflect primarily adjustments to remove the effects of the Company's securities portfolio which includes the ownership by the Company of 48.3 million shares of The Coca-Cola Company.
     The Company uses this information internally to gauge its actual performance in the industry. The Company believes that the return on average assets less the net unrealized securities gains is more indicative of the Company's return on assets because it more accurately reflects the return on the assets that are related to the Company's core businesses which are primarily customer relationship and customer transaction driven.
     The return on average assets less net unrealized gains on securities is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola Company dividend, by average assets less net unrealized securities gains.

(2)  The Company also believes that the return on average realized equity is more indicative of the Company's return on equity because the excluded equity relates primarily to a long term holding of a specific security. The return on average realized shareholders' equity is computed by dividing annualized net income, excluding securities gains/losses and The Coca-Cola
     Company dividend, by average realized shareholders' equity.

(3)  SunTrust presents total noninterest income and total revenue excluding realized securities gains and losses and the net gain on the sale of RCM assets. The Company believes total noninterest income and total revenue without securities gains and losses is more indicative of the Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain is more indicative of normalized operations.

(4)  Multiply by 4 to calculate sequential annualized growth or reductions discussed in the earnings call.

                                     Page 11

SUNTRUST BANKS, INC. AND SUBSIDIARIES
RECONCILEMENT OF NON-GAAP MEASURES
APPENDIX A TO THE PRESS RELEASE, CONTINUED
(DOLLARS IN THOUSANDS)

----------------------------------------------------------------------------------------------------------------------------------
                                                                            THREE MONTHS ENDED                NINE MONTHS ENDED
                                                               -------------------------------------------  ----------------------
                                                                  SEPTEMBER 30              JUNE 30             SEPTEMBER 30
                                                                      2005                    2005                  2005
                                                               --------------------   --------------------  ----------------------

SELECTED NON-GAAP OPERATING MEASURES AND ADJUSTED
OPERATING MEASURES PRESENTED IN THE PRESS RELEASE (1)
-------------------------------------------------------------
Net income                                                                $510,774               $465,700              $1,468,768
Merger expense, net of tax                                                   7,505                 33,642                  57,105
                                                               --------------------   --------------------  ----------------------
Operating net income                                                       518,279                499,342               1,525,873
Net gain on sale of RCM assets, net of tax                                  (2,175)                     -                 (14,497)
                                                               --------------------   --------------------  ----------------------
Adjusted operating net income                                             $516,104               $499,342              $1,511,376
                                                               ====================   ====================  ======================

Diluted earnings per share                                                   $1.40                  $1.28                   $4.04
Impact of excluding merger expense                                            0.02                   0.09                    0.16
                                                               --------------------   --------------------  ----------------------
Operating diluted earnings per share                                          1.42                   1.37                    4.20
Impact of net gain on sale of RCM assets                                         -                      -                   (0.04)
                                                               --------------------   --------------------  ----------------------
Adjusted operating diluted earnings per share                                $1.42                  $1.37                   $4.16
                                                               ====================   ====================  ======================

Total revenue                                                           $2,008,140             $1,913,338              $5,804,518
Securities losses, net                                                       2,069                     27                   7,755
Net gain on sale of RCM assets                                              (3,508)                     -                 (23,382)
                                                               --------------------   --------------------  ----------------------
Adjusted total revenue                                                  $2,006,701             $1,913,365              $5,788,891
                                                               ====================   ====================  ======================

Noninterest income                                                        $832,398               $770,909              $2,357,121
Net gain on sale of RCM assets                                              (3,508)                     -                 (23,382)
                                                               --------------------   --------------------  ----------------------
Noninterest income excluding net gain on sale of RCM assets               $828,890               $770,909              $2,333,739
                                                               ====================   ====================  ======================

Noninterest expense                                                     $1,177,071             $1,172,825              $3,483,802
Merger expense                                                             (12,104)               (54,262)                (92,104)
                                                               --------------------   --------------------  ----------------------
Noninterest expense excluding merger expense                            $1,164,967             $1,118,563              $3,391,698
                                                               ====================   ====================  ======================

Efficiency ratio                                                             58.62%                61.30%                 60.02%
Impact of excluding merger expense                                           (0.61)                 (2.84)                  (1.59)
                                                               --------------------   --------------------  ----------------------
Operating efficiency ratio                                                   58.01                  58.46                   58.43
Impact of net gain on sale of RCM assets                                      0.10                      -                    0.24
                                                               --------------------   --------------------  ----------------------
Adjusted operating efficiency ratio                                          58.11%                58.46%                 58.67%
                                                               ====================   ====================  ======================

Return on average total assets                                                1.19%                 1.13%                  1.19%
Impact of excluding merger expense                                            0.02                   0.08                    0.04
                                                               --------------------   --------------------  ----------------------
Operating return on average total assets (2)                                  1.21%                 1.21%                  1.23%
                                                               ====================   ====================  ======================

Return on average total shareholders' equity                                 12.05%                11.48%                 11.97%
Impact of excluding merger expense                                            0.17                   0.83                    0.46
                                                               --------------------   --------------------  ----------------------
Operating return on average total shareholders' equity (3)                   12.22%                12.31%                 12.43%
                                                               ====================   ====================  ======================

----------------------------------------------------------------------------------------------------------------------------------

(1)  SunTrust presents selected financial data on an operating basis that excludes merger charges, which represent incremental costs to integrate
     NCF's operations. The Company also presents selected financial data on an adjusted operating basis, which further excludes the net gain related to the sale of RCM assets. The Company believes the exclusion of these two measures is more reflective of normalized operations.
(2)  Computed by dividing annualized operating net income by average total assets.
(3)  Computed by dividing annualized operating net income by average total shareholders' equity.

                                     Page 12

SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - ACTUAL
APPENDIX B TO THE PRESS RELEASE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    THREE MONTHS ENDED
                                                           -------------------------------------------------------------------------
                                                                                               INCREASE/(DECREASE)      SEQUENTIAL
                                                            SEPTEMBER 30        JUNE 30     -------------------------  ANNUALIZED(1)
                                                                2005             2005          AMOUNT         %               %
                                                           --------------   -------------   -----------   ---------   --------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                           $1,156,661      $1,123,709       $32,952         2.9%        11.7%

Provision for loan losses                                         70,393          47,811        22,582        47.2            NM
                                                           --------------   -------------   -----------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                             1,086,268       1,075,898        10,370         1.0           3.9
                                                           --------------   -------------   -----------

NONINTEREST INCOME

Deposit and other fees(2)                                        368,613         357,545        11,068         3.1          12.4
Trust and investment management income                           168,802         167,503         1,299         0.8           3.1
Broker / dealer revenue(3)                                       147,184         138,149         9,035         6.5          26.2
Other noninterest income                                         146,360         107,739        38,621        35.8            NM
                                                           --------------   -------------   -----------
   Noninterest income before securities losses, net
     and net gain on sale of RCM assets(4)                       830,959         770,936        60,023         7.8          31.1
Gain on sale of RCM assets, net of related expenses                3,508               -         3,508       100.0            NM
                                                           --------------   -------------   -----------
   Noninterest income before securities losses, net              834,467         770,936        63,531         8.2          33.0
Securities losses, net                                            (2,069)            (27)       (2,042)    7,563.0            NM
                                                           --------------   -------------   -----------
     Total noninterest income                                    832,398         770,909        61,489         8.0          31.9
                                                           --------------   -------------   -----------

NONINTEREST EXPENSE

Personnel expense                                                632,333         623,284         9,049         1.5           5.8
Net occupancy expense                                             79,519          73,483         6,036         8.2          32.9
Outside processing and software                                   92,952          89,282         3,670         4.1          16.4
Equipment expense                                                 50,083          51,579        (1,496)       (2.9)        (11.6)
Marketing and customer development                                38,651          36,298         2,353         6.5          25.9
Other noninterest expense                                        216,020         214,819         1,201         0.6           2.2
                                                           --------------   -------------   -----------
   Noninterest expense before Affordable Housing
     impairment charge, amortization of intangible
     assets and merger expense(5)                              1,109,558       1,088,745        20,813         1.9           7.6
Impairment charge on Affordable Housing Properties                25,672               -        25,672       100.0            NM
Amortization of intangible assets                                 29,737          29,818           (81)       (0.3)         (1.1)
Merger expense                                                    12,104          54,262       (42,158)      (77.7)           NM
                                                           --------------   -------------   -----------
     Total noninterest expense                                 1,177,071       1,172,825         4,246         0.4           1.4
                                                           --------------   -------------   -----------

INCOME BEFORE INCOME TAXES                                       741,595         673,982        67,613        10.0          40.1
Provision for income taxes                                       230,821         208,282        22,539        10.8          43.3
                                                           --------------   -------------   -----------
NET INCOME                                                       510,774         465,700        45,074         9.7          38.7
Merger expense, net of tax                                         7,505          33,642       (26,137)      (77.7)           NM
                                                           --------------   -------------   -----------
OPERATING NET INCOME                                             518,279         499,342        18,937         3.8          15.2
Net gain on sale of RCM assets, net of tax                        (2,175)              -        (2,175)      100.0            NM
                                                           --------------   -------------   -----------
ADJUSTED OPERATING NET INCOME                                   $516,104        $499,342       $16,762         3.4%        13.4%
                                                           ==============   =============   ===========

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                           $1,156,661      $1,123,709       $32,952         2.9%        11.7%
FTE adjustment                                                    19,081          18,720           361         1.9           7.7
                                                           --------------   -------------   -----------
Net interest income - FTE                                      1,175,742       1,142,429        33,313         2.9          11.7
Noninterest income                                               832,398         770,909        61,489         8.0          31.9
                                                           --------------   -------------   -----------
Total revenue                                                  2,008,140       1,913,338        94,802         5.0          19.8
Securities losses, net                                             2,069              27         2,042     7,563.0            NM
Net gain on sale of RCM assets                                    (3,508)              -        (3,508)      100.0            NM
Total revenue excluding securities gains and losses
                                                           --------------   -------------   -----------
     and net gain on sale of RCM assets                       $2,006,701      $1,913,365       $93,336         4.9%        19.5%
                                                           ==============   =============   ===========

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (6), (8)
Commercial                                                       $32,713         $32,508          $205         0.6%         2.5%
Real estate 1-4 family                                            28,366          26,324         2,042         7.8          31.0
Real estate commercial and construction                           22,484          21,496           988         4.6          18.4
Real estate equity                                                12,649          12,135           514         4.2          16.9
Consumer (7)                                                      14,382          14,291            91         0.6           2.5
Credit cards                                                         224             213            11         5.2          20.7
                                                           --------------   -------------   -----------
     Total loans                                                $110,818        $106,967        $3,851         3.6%        14.4%
                                                           ==============   =============   ===========

Average deposits(8)
Noninterest bearing deposits                                     $24,522         $24,310          $212         0.9%         3.5%
NOW accounts                                                      16,853          17,520          (667)       (3.8)        (15.2)
Money market accounts                                             26,300          25,473           827         3.2          13.0
Savings                                                            5,865           6,462          (597)       (9.2)        (37.0)
Consumer and other time                                           20,536          19,300         1,236         6.4          25.6
                                                           --------------   -------------   -----------
   Total consumer and commercial deposits                         94,076          93,065         1,011         1.1           4.3
Brokered and foreign deposits                                     17,969          15,709         2,260        14.4          57.5
                                                           --------------   -------------   -----------
     Total deposits                                             $112,045        $108,774        $3,271         3.0%        12.0%
                                                           ==============   =============   ===========

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                $307,788        $328,018      ($20,230)       (6.2)%       (24.7)%
Restructured loans                                                21,876          21,236           640         3.0          12.1
                                                           --------------   -------------   -----------
   Total nonperforming loans                                     329,664         349,254       (19,590)       (5.6)        (22.4)
Other real estate owned (OREO)                                    26,013          25,263           750         3.0          11.9
Other repossessed assets                                           7,060           5,786         1,274        22.0          88.1
                                                           --------------   -------------   -----------
     Total nonperforming assets                                 $362,737        $380,303      ($17,566)       (4.6)%       (18.5)%
                                                           ==============   =============   ===========

Allowance for loan and lease losses                           $1,029,855      $1,036,173       ($6,318)       (0.6)%        (2.4)%
                                                           ==============   =============   ===========

------------------------------------------------------------------------------------------------------------------------------------

(1)  Multiply percentage change by 4 to calculate sequential annualized change.
     Any sequential annualized change over 100 percent is labeled as "NM". Those changes over 100 percent were not considered to be meaningful.

(2)  Includes service charges on deposits, card and other charges and fees.

(3)  Includes retail investment services, investment banking income and trading account profits and commissions.

(4)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

(5)  The Company presents noninterest expense before an impairment charge on
     Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

(6)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(7)  Includes consumer direct and consumer indirect loans.

(8)  See Appendix C for the impact of the estimated reclassification adjustments resulting from the April 22, 2005 NCF systems conversion.

                                     Page 13

SUNTRUST BANKS, INC. AND SUBSIDIARIES
QUARTER-TO-QUARTER COMPARISON - HISTORICAL COMBINED GROWTH
APPENDIX B TO THE PRESS RELEASE, CONTINUED

The 3rd quarter and year-to-date 2004 figures represent SunTrust and NCF on a historical combined basis. See page 15 for a reconcilement of these historical combined amounts.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      HISTORICAL COMBINED
                                                               ---------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED
                                                               ---------------------------------------------------------------------
                                                                         SEPTEMBER 30                   INCREASE/(DECREASE)
                                                               ----------------------------------   --------------------------------
                                                                   2005               2004              AMOUNT            %
                                                               ---------------  -----------------   ---------------   --------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                $1,156,661         $1,071,689           $84,972           7.9%

Provision for loan losses                                              70,393             60,818             9,575          15.7
                                                               ---------------  -----------------   ---------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                  1,086,268          1,010,871            75,397           7.5
                                                               ---------------  -----------------   ---------------

NONINTEREST INCOME

Deposit and other fees (1)                                            368,613            353,573            15,040           4.3
Trust and investment management income                                168,802            165,603             3,199           1.9
Broker / dealer revenue (2)                                           147,184            132,650            14,534          11.0
Other noninterest income                                              146,360            106,550            39,810          37.4
                                                               ---------------  -----------------   ---------------
   Noninterest income before securities losses, net
     and net gain on sale of RCM assets(3)                            830,959            758,376            72,583           9.6
Gain on sale of RCM assets, net of related expenses                     3,508                  -             3,508         100.0
                                                               ---------------  -----------------   ---------------
   Noninterest income before securities losses, net                   834,467            758,376            76,091          10.0
Securities losses, net                                                 (2,069)           (16,565)           14,496         (87.5)
                                                               ---------------  -----------------   ---------------
     Total noninterest income                                         832,398            741,811            90,587          12.2
                                                               ---------------  -----------------   ---------------

NONINTEREST EXPENSE

Personnel expense                                                     632,333            605,325            27,008           4.5
Net occupancy expense                                                  79,519             79,875              (356)         (0.4)
Outside processing and software                                        92,952             75,449            17,503          23.2
Equipment expense                                                      50,083             50,904              (821)         (1.6)
Marketing and customer development                                     38,651             34,975             3,676          10.5
Other noninterest expense                                             216,020            233,692           (17,672)         (7.6)
                                                               ---------------  -----------------   ---------------
   Noninterest expense before Affordable Housing
     impairment charge, amortization of intangible assets and
     merger expense(4)                                              1,109,558          1,080,220            29,338           2.7
Impairment charge on Affordable Housing Properties                     25,672              9,001            16,671         185.2
Amortization of intangible assets                                      29,737             28,132             1,605           5.7
Merger expense                                                         12,104                  -            12,104         100.0
                                                               ---------------  -----------------   ---------------
     Total noninterest expense                                      1,177,071          1,117,353            59,718           5.3
                                                               ---------------  -----------------   ---------------

INCOME BEFORE INCOME TAXES                                            741,595            635,329           106,266          16.7
Provision for income taxes                                            230,821            198,926            31,895          16.0
                                                               ---------------  -----------------   ---------------
NET INCOME                                                            510,774            436,403            74,371          17.0
Merger expense, net of tax                                              7,505                  -             7,505         100.0
                                                               ---------------  -----------------   ---------------
OPERATING NET INCOME                                                  518,279            436,403            81,876          18.8
Net gain on sale of RCM assets, net of tax                             (2,175)                 -            (2,175)        100.0
                                                               ---------------  -----------------   ---------------
ADJUSTED OPERATING NET INCOME                                        $516,104           $436,403           $79,701          18.3%
                                                               ===============  =================   ===============

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                $1,156,661         $1,071,689           $84,972           7.9%
FTE adjustment (5)                                                     19,081             19,063                18           0.1
                                                               ---------------  -----------------   ---------------
Net interest income - FTE                                           1,175,742          1,090,752            84,990           7.8
Noninterest income                                                    832,398            741,811            90,587          12.2
                                                               ---------------  -----------------   ---------------
Total revenue                                                       2,008,140          1,832,563           175,577           9.6
Securities losses, net                                                  2,069             16,565           (14,496)        (87.5)
Net gain on sale of RCM assets                                         (3,508)                 -            (3,508)        100.0
Total revenue excluding securities gains and losses
                                                               ---------------  -----------------   ---------------
     and net gain on sale of RCM assets                            $2,006,701         $1,849,128          $157,573           8.5%
                                                               ===============  =================   ===============

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (6)
Commercial                                                            $32,713            $31,977              $736           2.3%
Real estate 1-4 family                                                 28,366             21,963             6,403          29.2
Real estate commercial and construction                                22,484             18,155             4,329          23.8
Real estate equity                                                     12,649             10,295             2,354          22.9
Consumer(7)                                                            14,382             15,520            (1,138)         (7.3)
Credit cards                                                              224                175                49          28.0
                                                               ---------------  -----------------   ---------------
     Total loans                                                     $110,818            $98,085           $12,733          13.0%
                                                               ===============  =================   ===============

Average deposits
Noninterest bearing deposits                                          $24,522            $23,239            $1,283           5.5%
NOW accounts                                                           16,853             15,335             1,518           9.9
Money market accounts                                                  26,300             24,211             2,089           8.6
Savings                                                                 5,865              9,099            (3,234)        (35.5)
Consumer and other time                                                20,536             15,994             4,542          28.4
                                                               ---------------  -----------------   ---------------
   Total consumer and commercial deposits                              94,076             87,878             6,198           7.1
Brokered and foreign deposits                                          17,969             11,496             6,473          56.3
                                                               ---------------  -----------------   ---------------
     Total deposits                                                  $112,045            $99,374           $12,671          12.8%
                                                               ===============  =================   ===============

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                     $307,788           $329,340          ($21,552)         (6.5)%
Restructured loans                                                     21,876             19,724             2,152          10.9
                                                               ---------------  -----------------   ---------------
   Total nonperforming loans                                          329,664            349,064           (19,400)         (5.6)
Other real estate owned (OREO)                                         26,013             27,126            (1,113)         (4.1)
Other repossessed assets                                                7,060             15,082            (8,021)        (53.2)
                                                               ---------------  -----------------   ---------------
     Total nonperforming assets                                      $362,737           $391,272          ($28,535)         (7.3)%
                                                               ===============  =================   ===============

Allowance for loan and lease losses                                $1,029,855         $1,067,829          ($37,974)         (3.6)%
                                                               ===============  =================   ===============

                                                                                       HISTORICAL COMBINED
                                                               --------------------------------------------------------------------
                                                                                        NINE MONTHS ENDED
                                                               --------------------------------------------------------------------
                                                                        SEPTEMBER 30                  INCREASE/(DECREASE)
                                                               -------------------------------   ----------------------------------
                                                                   2005             2004              AMOUNT               %
                                                               --------------   --------------   -----------------   --------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                               $3,391,930       $3,180,823            $211,107           6.6%

Provision for loan losses                                            128,760          142,415             (13,655)         (9.6)
                                                               --------------   --------------   -----------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                 3,263,170        3,038,408             224,762           7.4
                                                               --------------   --------------   -----------------

NONINTEREST INCOME

Deposit and other fees (1)                                         1,069,792        1,046,326              23,466           2.2
Trust and investment management income                               500,820          474,671              26,149           5.5
Broker / dealer revenue (2)                                          434,529          440,267              (5,738)         (1.3)
Other noninterest income                                             336,353          252,186              84,167          33.4
                                                               --------------   --------------   -----------------
   Noninterest income before securities losses, net
     and net gain on sale of RCM assets(3)                         2,341,494        2,213,450             128,044           5.8
Gain on sale of RCM assets, net of related expenses                   23,382                -              23,382         100.0
                                                               --------------   --------------   -----------------
   Noninterest income before securities losses, net                2,364,876        2,213,450             151,426           6.8
Securities losses, net                                                (7,755)          (9,702)              1,947         (20.1)
                                                               --------------   --------------   -----------------
     Total noninterest income                                      2,357,121        2,203,748             153,373           7.0
                                                               --------------   --------------   -----------------

NONINTEREST EXPENSE

Personnel expense                                                  1,890,410        1,789,971             100,439           5.6
Net occupancy expense                                                228,853          230,183              (1,330)         (0.6)
Outside processing and software                                      265,082          225,345              39,737          17.6
Equipment expense                                                    154,544          156,156              (1,612)         (1.0)
Marketing and customer development                                   106,578          104,011               2,567           2.5
Other noninterest expense                                            629,787          674,364             (44,577)         (6.6)
                                                               --------------   --------------   -----------------
   Noninterest expense before Affordable Housing
     impairment charge, amortization of intangible assets and
     merger expense(4)                                             3,275,254        3,180,030              95,224           3.0
Impairment charge on Affordable Housing Properties                    25,672            9,001              16,671         185.2
Amortization of intangible assets                                     90,772           84,902               5,870           6.9
Merger expense                                                        92,104                -              92,104         100.0
                                                               --------------   --------------   -----------------
     Total noninterest expense                                     3,483,802        3,273,933             209,869           6.4
                                                               --------------   --------------   -----------------

INCOME BEFORE INCOME TAXES                                         2,136,489        1,968,223             168,266           8.5
Provision for income taxes                                           667,721          608,079              59,642           9.8
                                                               --------------   --------------   -----------------
NET INCOME                                                         1,468,768        1,360,144             108,624           8.0
Merger expense, net of tax                                            57,105                -              57,105         100.0
                                                               --------------   --------------   -----------------
OPERATING NET INCOME                                               1,525,873        1,360,144             165,729          12.2
Net gain on sale of RCM assets, net of tax                           (14,497)               -             (14,497)       (100.0)
                                                               --------------   --------------   -----------------
ADJUSTED OPERATING NET INCOME                                     $1,511,376       $1,360,144            $151,232          11.1%
                                                               ==============   ==============   =================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                               $3,391,930       $3,180,823            $211,107           6.6%
FTE adjustment (5)                                                    55,467           48,441               7,026          14.5
                                                               --------------   --------------   -----------------
Net interest income - FTE                                          3,447,397        3,229,264             218,133           6.8
Noninterest income                                                 2,357,121        2,203,748             153,373           7.0
                                                               --------------   --------------   -----------------
Total revenue                                                      5,804,518        5,433,012             371,506           6.8
Securities losses, net                                                 7,755            9,702              (1,947)         20.1
Net gain on sale of RCM assets                                       (23,382)               -             (23,382)       (100.0)
Total revenue excluding securities gains and losses
                                                               --------------   --------------   -----------------
     and net gain on sale of RCM assets                           $5,788,891       $5,442,714            $346,177           6.4%
                                                               ==============   ==============   =================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (6)
Commercial                                                           $32,903          $32,112                $791           2.5%
Real estate 1-4 family                                                26,092           20,270               5,822          28.7
Real estate commercial and construction                               21,084           17,899               3,185          17.8
Real estate equity                                                    12,123            9,548               2,575          27.0
Consumer (7)                                                          14,614           15,326                (712)         (4.6)
Credit cards                                                             212              165                  47          28.5
                                                               --------------   --------------   -----------------
     Total loans                                                    $107,028          $95,320             $11,708          12.3%
                                                               ==============   ==============   =================

Average deposits
Noninterest bearing deposits                                         $24,188          $22,650              $1,538           6.8%
NOW accounts                                                          17,282           14,974               2,308          15.4
Money market accounts                                                 25,519           24,163               1,356           5.6
Savings                                                                6,605            8,619              (2,014)        (23.4)
Consumer and other time                                               19,120           15,512               3,608          23.3
                                                               --------------   --------------   -----------------
   Total consumer and commercial deposits                             92,714           85,918               6,796           7.9
Brokered and foreign deposits                                         15,718           12,255               3,463          28.3
                                                               --------------   --------------   -----------------
     Total deposits                                                 $108,432          $98,173             $10,259          10.4%
                                                               ==============   ==============   =================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans
Restructured loans

   Total nonperforming loans
Other real estate owned (OREO)
Other repossessed assets

     Total nonperforming assets

Allowance for loan and lease losses

-----------------------------------------------------------------------------------------------------------------------------------

(1)  Includes service charges on deposits, card and other charges and fees.

(2)  Includes retail investment services, investment banking income and trading account profits and commissions.

(3)  SunTrust presents noninterest income before securities (losses)/gains and the net gain on the sale of RCM assets. The Company believes noninterest income before securities gains and losses is more indicative of the
     Company's performance because it isolates income that is primarily customer relationship and customer transaction driven. SunTrust further excludes the net gain on the sale of RCM assets because the Company believes the exclusion of the net gain provides better comparability and is more indicative of normalized operations.

(4)  The Company presents noninterest expense before an impairment charge on
     Affordable Housing Properties, amortization of intangible assets and merger expense. The Company believes the exclusion of these measures provides better comparability and is more reflective of normalized operations.

(5)  NCF's FTE adjustments were reduced $4.0 million and $13.1 million from the third quarter and first nine months of 2004, respectively, to conform to
     SunTrust's methodology. (6)SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(7)  Includes consumer direct and consumer indirect loans.

                                    Page 14

SUNTRUST BANKS, INC. AND SUBSIDIARIES
SUNTRUST / NCF - SELECTED HISTORICAL FINANCIAL DATA
APPENDIX B TO THE PRESS RELEASE, CONTINUED

----------------------------------------------------------------------------------------------------------------------------------
                                                                                        THREE MONTHS ENDED
                                                                     -------------------------------------------------------------
                                                                                           SEPTEMBER 30, 2004
                                                                     -------------------------------------------------------------
                                                                         SUNTRUST               NCF            HISTORICAL COMBINED
                                                                     ------------------  -------------------   -------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                           $876,874             $194,815            $1,071,689

Provision for loan losses                                                       41,774               19,044                60,818
                                                                     ------------------  -------------------   -------------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                             835,100              175,771             1,010,871
                                                                     ------------------  -------------------   -------------------

NONINTEREST INCOME

Deposit and other fees (1)                                                     298,328               55,245               353,573
Trust and investment management income                                         149,673               15,930               165,603
Broker / dealer revenue (2)                                                    113,308               19,342               132,650
Other noninterest income                                                        84,576               21,974               106,550
                                                                     ------------------  -------------------   -------------------
   Noninterest income before securities losses, net                            645,885              112,491               758,376
Securities losses, net                                                         (18,193)               1,628               (16,565)
                                                                     ------------------  -------------------   -------------------
     Total noninterest income                                                  627,692              114,119               741,811
                                                                     ------------------  -------------------   -------------------

NONINTEREST EXPENSE

Personnel expense                                                              527,734               77,591               605,325
Net occupancy expense                                                           66,542               13,333                79,875
Outside processing and software                                                 68,657                6,792                75,449
Equipment expense                                                               43,275                7,629                50,904
Marketing and customer development                                              32,028                2,947                34,975
Other noninterest expense                                                      167,019               66,673               233,692
                                                                     ------------------  -------------------   -------------------
   Noninterest expense before Affordable Housing
     impairment charge and amortization of intangible assets                   905,255              174,965             1,080,220
Impairment charge on Affordable Housing Properties                               9,001                    -                 9,001
Amortization of intangible assets                                               15,593               12,539                28,132
                                                                     ------------------  -------------------   -------------------
     Total noninterest expense                                                 929,849              187,504             1,117,353
                                                                     ------------------  -------------------   -------------------

INCOME BEFORE INCOME TAXES                                                     532,943              102,386               635,329
Provision for income taxes                                                     164,177               34,749               198,926
                                                                     ------------------  -------------------   -------------------
NET INCOME                                                                    $368,766              $67,637              $436,403
                                                                     ==================  ===================   ===================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                           $876,874             $194,815            $1,071,689
FTE adjustment (3)                                                              16,821                2,242                19,063
                                                                     ------------------  -------------------   -------------------
Net interest income - FTE                                                      893,695              197,057             1,090,752
Noninterest income                                                             627,692              114,119               741,811
                                                                     ------------------  -------------------   -------------------
Total revenue                                                                1,521,387              311,176             1,832,563
Securities losses, net                                                          18,193               (1,628)               16,565
                                                                     ------------------  -------------------   -------------------
Total revenue excluding securities gains and losses                         $1,539,580             $309,548            $1,849,128
                                                                     ==================  ===================   ===================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial                                                                     $27,753               $4,224               $31,977
Real estate 1-4 family                                                          20,798                1,165                21,963
Real estate commercial and construction                                         14,231                3,924                18,155
Real estate equity                                                               8,239                2,056                10,295
Consumer (5)                                                                    12,574                2,946                15,520
Credit cards                                                                       158                   17                   175
                                                                     ------------------  -------------------   -------------------
     Total loans                                                               $83,753              $14,332               $98,085
                                                                     ==================  ===================   ===================

Average deposits
Noninterest bearing deposits                                                   $20,490               $2,749               $23,239
NOW accounts                                                                    13,000                2,335                15,335
Money market accounts                                                           22,434                1,777                24,211
Savings                                                                          7,425                1,674                 9,099
Consumer and other time                                                         10,773                5,221                15,994
                                                                     ------------------  -------------------   -------------------
   Total consumer and commercial deposits                                       74,122               13,756                87,878
Brokered and foreign deposits                                                    9,341                2,155                11,496
                                                                     ------------------  -------------------   -------------------
     Total deposits                                                            $83,463              $15,911               $99,374
                                                                     ==================  ===================   ===================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans                                                              $263,127              $66,213              $329,340
Restructured loans                                                              19,724                    -                19,724
                                                                     ------------------  -------------------   -------------------
   Total nonperforming loans                                                   282,851               66,213               349,064
Other real estate owned (OREO)                                                  10,934               16,192                27,126
Other repossessed assets                                                        10,431                4,651                15,082
                                                                     ------------------  -------------------   -------------------
     Total nonperforming assets                                               $304,216              $87,056              $391,272
                                                                     ==================  ===================   ===================

Allowance for loan and lease losses                                           $892,974             $174,855            $1,067,829
                                                                     ==================  ===================   ===================

                                                                                             NINE MONTHS ENDED
                                                                     --------------------------------------------------------------
                                                                                            SEPTEMBER 30, 2004
                                                                     --------------------------------------------------------------
                                                                          SUNTRUST                NCF           HISTORICAL COMBINED
                                                                     -------------------   ------------------   -------------------

STATEMENTS OF INCOME (DOLLARS IN THOUSANDS)

NET INTEREST INCOME                                                          $2,600,951             $579,872            $3,180,823

Provision for loan losses                                                        98,438               43,977               142,415
                                                                     -------------------   ------------------   -------------------
NET INTEREST INCOME AFTER PROVISION
   FOR LOAN LOSSES                                                            2,502,513              535,895             3,038,408
                                                                     -------------------   ------------------   -------------------

NONINTEREST INCOME

Deposit and other fees (1)                                                      887,178              159,148             1,046,326
Trust and investment management income                                          426,257               48,414               474,671
Broker / dealer revenue (2)                                                     368,452               71,815               440,267
Other noninterest income                                                        185,870               66,316               252,186
                                                                     -------------------   ------------------   -------------------
   Noninterest income before securities losses, net                           1,867,757              345,693             2,213,450
Securities losses, net                                                          (22,314)              12,612                (9,702)
                                                                     -------------------   ------------------   -------------------
     Total noninterest income                                                 1,845,443              358,305             2,203,748
                                                                     -------------------   ------------------   -------------------

NONINTEREST EXPENSE

Personnel expense                                                             1,555,452              234,519             1,789,971
Net occupancy expense                                                           190,030               40,153               230,183
Outside processing and software                                                 204,902               20,443               225,345
Equipment expense                                                               134,100               22,056               156,156
Marketing and customer development                                               93,902               10,109               104,011
Other noninterest expense                                                       514,836              159,528               674,364
                                                                     -------------------   ------------------   -------------------
   Noninterest expense before Affordable Housing
     impairment charge and amortization of intangible assets                  2,693,222              486,808             3,180,030
Impairment charge on Affordable Housing Properties                                9,001                    -                 9,001
Amortization of intangible assets                                                45,823               39,079                84,902
                                                                     -------------------   ------------------   -------------------
     Total noninterest expense                                                2,748,046              525,887             3,273,933
                                                                     -------------------   ------------------   -------------------

INCOME BEFORE INCOME TAXES                                                    1,599,910              368,313             1,968,223
Provision for income taxes                                                      482,738              125,341               608,079
                                                                     -------------------   ------------------   -------------------
NET INCOME                                                                   $1,117,172             $242,972            $1,360,144
                                                                     ===================   ==================   ===================

REVENUE (DOLLARS IN THOUSANDS)

Net interest income                                                          $2,600,951             $579,872            $3,180,823
FTE adjustment (3)                                                               41,714                6,727                48,441
                                                                     -------------------   ------------------   -------------------
Net interest income - FTE                                                     2,642,665              586,599             3,229,264
Noninterest income                                                            1,845,443              358,305             2,203,748
                                                                     -------------------   ------------------   -------------------
Total revenue                                                                 4,488,108              944,904             5,433,012
Securities losses, net                                                           22,314              (12,612)                9,702
                                                                     -------------------   ------------------   -------------------
Total revenue excluding securities gains and losses                          $4,510,422             $932,292            $5,442,714
                                                                     ===================   ==================   ===================

SELECTED AVERAGE BALANCES (DOLLARS IN MILLIONS)

Average Loans (4)
Commercial                                                                      $27,998               $4,114               $32,112
Real estate 1-4 family                                                           19,202                1,068                20,270
Real estate commercial and construction                                          14,064                3,835                17,899
Real estate equity                                                                7,659                1,889                 9,548
Consumer (5)                                                                     12,468                2,858                15,326
Credit cards                                                                        149                   16                   165
                                                                     -------------------   ------------------   -------------------
     Total loans                                                                $81,540              $13,780               $95,320
                                                                     ===================   ==================   ===================

Average deposits
Noninterest bearing deposits                                                    $19,995               $2,655               $22,650
NOW accounts                                                                     12,715                2,259                14,974
Money market accounts                                                            22,313                1,850                24,163
Savings                                                                           6,919                1,700                 8,619
Consumer and other time                                                          10,614                4,898                15,512
                                                                     -------------------   ------------------   -------------------
   Total consumer and commercial deposits                                        72,556               13,362                85,918
Brokered and foreign deposits                                                     9,830                2,425                12,255
                                                                     -------------------   ------------------   -------------------
     Total deposits                                                             $82,386              $15,787               $98,173
                                                                     ===================   ==================   ===================

SELECTED CREDIT DATA (DOLLARS IN THOUSANDS)

Nonaccrual loans
Restructured loans

   Total nonperforming loans
Other real estate owned (OREO)
Other repossessed assets

     Total nonperforming assets

Allowance for loan and lease losses

-----------------------------------------------------------------------------------------------------------------------------------

(1)  Includes service charges on deposits, card and other charges and fees.

(2)  Includes retail investment services, investment banking income and trading account profits and commissions.

(3)  NCF's FTE adjustments were reduced $4.0 million and $13.1 million from the third quarter and first nine months of 2004, respectively, to conform to
     SunTrust methodology.

(4)  SunTrust's average nonaccrual and restructured loans are included in the respective categories to conform to the NCF presentation.

(5)  Includes consumer direct and consumer indirect loans.

                                    Page 15

SUNTRUST BANKS, INC. AND SUBSIDIARIES
CONSOLIDATED DAILY AVERAGE BALANCES - ADJUSTED(1)
APPENDIX C TO THE PRESS RELEASE
(DOLLARS IN MILLIONS)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     THREE MONTHS ENDED
                                                  ----------------------------------------------------------------------------------
                                                     SEPTEMBER 30                                  JUNE 30
                                                  -------------------     ----------------------------------------------------------
                                                         2005                                       2005
                                                  -------------------     ----------------------------------------------------------
                                                          Average            Average
                                                        Balances -          Balances -             Estimated
                                                         Reported            Reported          Reclassification       As Adjusted
                                                  -------------------     ----------------   --------------------   ----------------

LOANS:
Real estate 1-4 family                                     $28,250.5            $26,224.1                 $528.8          $26,752.9
Real estate construction                                     9,515.7              9,196.9                 (234.5)           8,962.4
Real estate equity                                          12,648.6             12,134.7                 (104.4)          12,030.3
Real estate commercial                                      12,872.0             12,214.5                  827.8           13,042.3
Commercial                                                  32,601.7             32,393.4                 (762.7)          31,630.7
Business credit card                                           223.5                213.1                      -              213.1
Consumer - direct                                            5,173.0              5,404.7                 (467.7)           4,937.0
Consumer - indirect                                          9,179.8              8,861.1                  197.4            9,058.5
Nonaccrual and restructured                                    353.6                324.2                   15.3              339.5
                                                  -------------------     ----------------   --------------------   ----------------
    Total loans                                           $110,818.4           $106,966.7                     $-         $106,966.7
                                                  ===================     ================   ====================   ================

DEPOSITS:
Noninterest-bearing deposits                               $24,521.4            $24,309.7                  $15.0          $24,324.7
NOW accounts                                                16,853.1             17,519.6                   (4.6)          17,515.0
Money Market accounts                                       26,299.7             25,472.9                  205.4           25,678.3
Savings                                                      5,865.1              6,462.4                 (215.8)           6,246.6
Consumer time                                               12,419.3             12,122.0                 (565.5)          11,556.5
Other time                                                   8,117.1              7,177.9                  565.5            7,743.4
                                                  -------------------     ----------------   --------------------   ----------------
    Total consumer and commercial deposits                  94,075.7             93,064.5                      -           93,064.5
Brokered deposits                                           10,940.4              9,580.3                      -            9,580.3
Foreign deposits                                             7,028.8              6,128.9                      -            6,128.9
                                                  -------------------     ----------------   --------------------   ----------------
    Total deposits                                        $112,044.9           $108,773.7                     $-         $108,773.7
                                                  ===================     ================   ====================   ================

                                                                                                  Adjusted
                                                                                                 Sequential
                                                        Adjusted            Adjusted             Annualized
                                                         Growth            Growth Rate         Growth Rate(2)
                                                   -----------------   -----------------   -------------------

LOANS:
Real estate 1-4 family                                     $1,497.6                 5.6%                22.4%
Real estate construction                                      553.3                 6.2                  24.7
Real estate equity                                            618.3                 5.1                  20.6
Real estate commercial                                       (170.3)               (1.3)                 (5.2)
Commercial                                                    971.0                 3.1                  12.3
Business credit card                                           10.4                 4.9                  19.5
Consumer - direct                                             236.0                 4.8                  19.1
Consumer - indirect                                           121.3                 1.3                   5.4
Nonaccrual and restructured                                    14.1                 4.2                  16.6
                                                   -----------------
    Total loans                                            $3,851.7                 3.6                  14.4
                                                   =================

DEPOSITS:
Noninterest-bearing deposits                                 $196.7                 0.8%                 3.2%
NOW accounts                                                 (661.9)               (3.8)                (15.1)
Money Market accounts                                         621.4                 2.4                   9.7
Savings                                                      (381.5)               (6.1)                (24.4)
Consumer time                                                 862.8                 7.5                  29.9
Other time                                                    373.7                 4.8                  19.3
                                                   -----------------
    Total consumer and commercial deposits                  1,011.2                 1.1                   4.3
Brokered deposits                                           1,360.1                14.2                  56.8
Foreign deposits                                              899.9                14.7                  58.7
                                                   -----------------
    Total deposits                                         $3,271.2                 3.0                  12.0
                                                   =================

-------------------------------------------------------------------------------------------------------------------

(1)  As a result of the NCF systems conversion on April 22, 2005, SunTrust presents consolidated average balances on an adjusted basis for both loans and deposits. The Company believes these adjusted measures provide a better comparison between reporting periods and are more indicative of true loan and deposit fluctuations. The adjustments represent reclassifications due to account mapping changes resulting from the systems conversion.

(2)  Multiply percentage change by 4 to calculate sequential annualized change.

                                    Page 16